UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-04787
                                   ---------

                        FRANKLIN NEW YORK TAX-FREE TRUST
                        --------------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                 -----------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  650 312-2000
                                                     ------------
Date of fiscal year end:  9/30
                          ----

Date of reporting period: 3/31/09
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS.



MARCH 31, 2009

SEMIANNUAL REPORT
AND SHAREHOLDER LETTER

Franklin New York Insured Tax-Free Income Fund

Franklin New York Intermediate-Term Tax-Free Income Fund

Franklin New York Tax-Exempt Money Fund

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                                   (GRAPHIC)

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                      FRANKLIN - Templeton - Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well
                            as the reliable, accurate and personal service that
                            has helped us become one of the most trusted names
                            in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the semiannual report

Contents

SHAREHOLDER LETTER......................................    1
SEMIANNUAL REPORT
State Update and Municipal Bond Market Overview.........    5
Franklin New York Insured Tax-Free Income Fund..........    8
Franklin New York Intermediate-Term Tax-Free Income
   Fund.................................................   15
Franklin New York Tax-Exempt Money Fund.................   23
Financial Highlights and Statements of Investments......   27
Financial Statements....................................   44
Notes to Financial Statements...........................   48
Shareholder Information.................................   59

Shareholder Letter

Dear Shareholder:

The six-month period ended March 31, 2009, was an extraordinary and stressful time for investors and those of us who have worked in financial markets for many years. During this turbulent period, the U.S. recession deepened, credit markets froze and housing prices plummeted. Most stocks and bonds suffered major losses as investors worried about an uncertain future. With a new president, Barack Obama, the country and the financial markets were eager to see how effectively the government could address these problems. Although this environment is bound to provoke great concern, we think it is important to put short-term market developments in perspective. Keep in mind that as daunting as current conditions may be, we have navigated through other periods of high market volatility before and remain committed to our long-term perspective and disciplined investment philosophy.

With the economy officially in recession since December 2007, economic growth contracted during the six-month reporting period. The national housing market continued its severe correction with drops in housing starts and prices. The Conference Board's Consumer Confidence Index dropped to the lowest level since it began in 1967. The unemployment rate rose from 6.2% to 8.5% over the six-month period.(1)

(1.) Source: Bureau of Labor Statistics.

             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                      Not part of the semiannual report | 1

The freezing of credit and financial markets in the U.S. and the rest of the world was the dominant -- and still developing -- story. Despite various attempts by the Federal Reserve Board (Fed) and the Treasury Department to inject liquidity into the system and "rescue" such companies as Bear Stearns, Fannie Mae, Freddie Mac, Merrill Lynch and American International Group, fears and concerns about the health of our major financial institutions created a crisis on Wall Street that we believe has not been seen since the 1930s. These fears intensified when Lehman Brothers filed for bankruptcy in September 2008. In early October the Senate and House approved a modified troubled asset relief plan, or TARP, providing aid for financial institutions. As the crisis of confidence and credit freeze spread around the world, many other countries and central banks took measures to promote liquidity and help financial institutions within their own borders. The U.S. government took additional steps to prevent a worsening of the economic situation, including the provision of loans to General Motors and Chrysler, which allowed them to develop restructuring plans and avoid bankruptcy in the immediate term. Largely in reaction to financial market upheaval, the 10-year Treasury yield experienced considerable volatility and declined from 3.85% to 2.71% over the period, reflecting a "flight to quality" by investors the world over.

On February 17, 2009, President Obama signed into law a $787 billion stimulus plan known as the American Recovery and Reinvestment Act of 2009, which, at the least, is expected by many to cushion the effects of the ongoing recession for taxpayers, consumers, businesses and state and local governments. At most, others expect the Act will end the recession and promote renewed growth.

In response to these economic conditions, the Federal Open Market Committee lowered the federal funds target rate from 2.00% at the beginning of the period to a target range of 0% to 0.25% by period-end. The Fed's current challenge is to soften the effects of the economic recession, reduce deflation risks and maintain a healthy financial system to restart lending throughout the economy. At period-end, the Fed did not regard inflation as an immediate threat. Rather, it was DEFLATION, or the threat of it, that began to concern an increasing number of economists. The Fed and the U.S. Treasury continued to take steps they thought were necessary to preserve the integrity of U.S. and global financial markets. In March 2009, they announced measures intended to facilitate lending by banks and further ease credit markets. These included the Fed's decision


                      2 | Not part of the semiannual report
to purchase $300 billion in Treasury bonds in the open markets and Treasury Secretary Geithner's proposal for a partnership between the government and private investors to purchase and manage "toxic assets" from U.S. banks.

Most major markets experienced unusually volatile performance during the reporting period. However, the municipal bond market, as measured by the Barclays Capital (BC) Municipal Bond Index, rebounded in 2009. The index returned +5.00% for the six-month review period.(2) Long-term municipal bonds, which generally make up the majority of our long-term portfolios, returned +1.63%, while intermediate-term municipal bonds returned +6.23%, for the same period.(3)

We believe it is especially important during difficult times to keep a clear head and long-term outlook and to consult with your financial advisor. Your financial advisor can review your portfolio and help you reassess your needs, goals and risk tolerance. Investors with discipline and a sound investment plan may find favorable long-term opportunities when markets decline.

In the enclosed semiannual report for Franklin New York Tax-Free Trust, the portfolio managers discuss municipal bond market conditions, investment decisions and Fund performance during the period. You can also find other performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices. Municipal bonds generally provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds have a solid long-term record of performance, driven mostly by their income component.

(2.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.

(3.) Source: (C) 2009 Morningstar.


                      Not part of the semiannual report | 3

Please check our website at FRANKLINTEMPLETON.COM for special portfolio manager commentary during this period of uncertainty. Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Funds, keeping in mind the trust you have placed in us. We appreciate your confidence and encourage you to contact us when you have questions about your Franklin Templeton tax-free investment.

Sincerely,


/s/ Charles B. Johnson

Charles B. Johnson
Chairman
Franklin New York Tax-Free Trust


/s/ Sheila Amoroso

Sheila Amoroso


/s/ Rafael R. Costas Jr.

Rafael R. Costas Jr.
Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF MARCH 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                      4 | Not part of the semiannual report

Semiannual Report

State Update and Municipal
Bond Market Overview

New York's broad-based, mature and wealthy economy attracts an educated, global workforce. However, its highly cyclical economy depends largely on the New York City-based financial services industry. Thus, the national economic slowdown and financial industry turmoil negatively impacted the state's economy. The state's housing and commercial real estate markets also weakened as construction and housing prices dropped. Vacancy rates in New York City also started to rise due to a rapidly deteriorating labor market. The state projected job losses of at least 180,000, of which 60,000 were expected in the financial services sector.(1) Additional projections indicated that declining company profits and employment could lead to financial sector bonuses falling more than 50% in first quarter 2009 compared with first quarter 2008.(1) New York's overall unemployment rate increased from 5.8% in September 2008 to 7.8% in March 2009.(2) The nation's unemployment rate also increased over the same period, from 6.2% to 8.5%.(2)

The state's economic and employment slowdown significantly affected revenues and expenditures. As the economy weakened, it became evident that revenues would not meet targets. New York Governor David Paterson projected that tax receipts would decline 2.1% in fiscal year 2009.(1) The governor and legislature enacted several midyear measures to deal with the worsening budget position. In February 2009, the state closed a $1.6 billion budget gap.(3)

On March 29, 2009, the governor announced an enacted budget for fiscal year 2010. The budget agreement closed a $17.7 billion budget gap -- the largest in New York's history -- and reduced the state's multi-year deficit by more than 80% from approximately $60 billion to $11 billion.(4) It also included a record $6.5 billion in recurring spending reductions.(4) Key priorities and proposed reforms included overhauling the state's Rockefeller Drug Law, Medicaid reimbursement system and Empire Zone program, and closing underutilized state facilities such as prisons and youth centers.

(1.) Source: www.budget.state.ny.us, "2009-2010 Executive Budget Economic and
     Revenue Outlook," March 2009.

(2.) Source: Bureau of Labor Statistics.

(3.) Source: www.ny.gov, "Governor Paterson, Speaker Silver, and Majority Leader
     Smith Announce Agreement to Close Current-Year $1.6 Billion Deficit,"
     2/3/09.

(4.) Source: www.ny.gov, "Enacted Budget Agreement Achieves Governor Paterson's
     Key Priorities of Fiscal Responsibility and Government Reform," 3/29/09.


                              Semiannual Report | 5

Over the past several years, New York's outstanding tax-supported debt has increased. The state ranked fifth in the nation in terms of net tax-supported debt per capita and as a percent of personal income.(5) The recent debt increase reflected capital financing for transportation and other sectors. Independent credit rating agency Moody's Investors Service assigned New York's general obligation bonds a rating of Aa3 with a stable outlook.(6) Although the state's economy and tax revenues trended downward, Moody's believed that receipt of federal stimulus aid could prevent severely constrained liquidity or reliance on capital markets to fund operations.

The six-month period ended March 31, 2009, was highly unusual for the municipal bond market. Municipal bonds generally provide investors with tax-free income and historically have been a relatively stable, low-volatility investment. Municipal bond funds have also provided portfolio diversification, helping offset the volatility of higher risk asset classes, such as equities and many other fixed income securities. For the six-month period ended March 31, 2009, the Barclays Capital (BC) Municipal Bond Index had a +5.00% total return compared with the +7.32% return of the BC U.S. Treasury Index.(7) However, the period under review, in our opinion, could not be described as stable or low volatility for the municipal bond market.

Prior to the period, the municipal insurance market was roiled by the consequences of several leveraged hedge fund failures that quickly spread to other markets. As many mortgage-related securities prices collapsed, primarily those of subprime collateralized debt obligations, and illiquidity increased, credit rating agencies downgraded the major municipal bond insurers. The downgrades initially did not concern us because many of the issuers that used insurance were of high quality, and investment-grade municipal bonds had a historical

(5.) Source: Moody's Investors Service, "New Issue: New York (State of),"
     3/4/09.

(6.) This does not indicate Moody's rating of the Fund.

(7.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa3/BBB-. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The BC U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. All issues must have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding and be rated investment grade (Baa3 or better). They must also be dollar denominated, non-convertible and publicly issued.


                              6 | Semiannual Report
default rate of less than 1%.(8) However, the downgrades shocked the market, causing problems for many hedge funds and other leveraged market participants that had built up large municipal bond positions and were forced to sell their insured bonds. This resulted in a significant supply/demand imbalance, and the value of insured bonds continued to plummet.

Although the municipal bond market stabilized through the early part of the reporting period, there was a significant pullback in November and December. Unfortunately, during this time the credit crisis started to spread across the globe and almost no market was spared. Market psychology turned bearish as the credit crunch took hold. Access to credit was effectively shut down for close to a month, which spurred the Treasury and Federal Reserve Board (Fed) to devise plans to ease the credit crisis.

During the period, the municipal bond market had even fewer buyers than earlier in 2008, mostly plain vanilla mutual funds and individual investors. Once again, selling by hedge funds and leveraged investors meeting redemptions was overwhelming and caused steep price declines. The leveraged participants had used a strategy focused on long-maturity bonds, and as they sold these positions, the long end of the yield curve was most adversely affected. Interest rates continued to climb higher toward the end of 2008 as demand waned.

So far, early 2009 appeared more positive. The forced selling by hedge funds and leveraged funds subsided, and positive cash flows once again characterized the market. Helping the municipal bond market were the reinvestment of bond coupon payments made at the beginning of 2009, a small new-issue calendar, and news that municipal issuers will benefit from the federal government's stimulus package, although we still expect volatility in the near term. During the reporting period, we had the opportunity to purchase bonds for the long- and intermediate-term funds at higher yields than were available in many years, which supported our Funds' dividend distributions. In regard to the money fund, the yield on money fund eligible securities declined dramatically over the period, driven primarily by the Fed's lowering its target rate to 0.00%-0.25%. At period-end, we continued to be active in the market and believed that municipal bonds at current yields represented an attractive long-term opportunity. On March 31, 2009, yields for 10- and 30-year high-grade municipal bonds continued to exceed comparable Treasury yields, which is highly unusual.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF MARCH 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

(8.) Source: Standard & Poor's, "U.S. Municipal Ratings Transitions and
     Defaults, 1986-2009," RATINGSDIRECT, 3/11/09.


                              Semiannual Report | 7

Franklin New York Insured
Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin New York Insured Tax-Free Income Fund seeks to provide as high a level of income exempt from federal, New York state and New York City personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from federal income taxes and New York state personal income taxes.(1) As a non-fundamental policy, the Fund also normally invests at least 80% of its total assets in securities that pay interest free from the personal income taxes of New York City.(1) The Fund invests at least 80% of its net assets in insured municipal securities.(2)

CREDIT QUALITY BREAKDOWN*
Franklin New York Insured Tax-Free Income Fund
3/31/09

                         % OF TOTAL
RATINGS            LONG-TERM INVESTMENTS**
-------            -----------------------
AAA                         33.7%
AA                          33.1%
A                           17.7%
BBB                          0.2%
Not Rated by S&P            15.3%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS        MOODY'S    INTERNAL
-------       --------   ---------
AAA or Aaa       1.1%        --
AA or Aa         5.5%        --
A                3.7%        --
BBB or Baa       1.8%       3.2%
                ----        ---
Total           12.1%       3.2%

We are pleased to bring you Franklin New York Insured Tax-Free Income Fund's semiannual report for the period ended March 31, 2009.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid the imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

(2.) Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 29.


                             8 | Semiannual Report

DIVIDEND DISTRIBUTIONS*
Franklin New York Insured Tax-Free Income Fund

                    DIVIDEND PER SHARE
                -------------------------
MONTH             CLASS A       CLASS C
-----           -----------   -----------
October 2008     3.85 cents    3.34 cents
November 2008    3.85 cents    3.34 cents
December 2008    3.85 cents    3.41 cents
January 2009     3.85 cents    3.41 cents
February 2009    3.85 cents    3.41 cents
March 2009       3.85 cents    3.38 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $10.26 on September 30, 2008, to $10.40 on March 31, 2009. The Fund's Class A shares paid dividends totaling 23.36 cents per share for the same period.(3) The Performance Summary beginning on page 11 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.25%, based on an annualization of the current 3.85 cent per share dividend and the maximum offering price of $10.86 on March 31, 2009. An investor in the 2009 maximum combined effective federal and New York state and City personal income tax bracket of 41.82% would need to earn a distribution rate of 7.31% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, the Fund's portfolio becomes well diversified with a broad range of coupons, calls and maturities. This broad diversification may help mitigate interest rate risk. We do not use leverage or

(3.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                             Semiannual Report | 9

PORTFOLIO BREAKDOWN
Franklin New York Insured
Tax-Free Income Fund
3/31/09

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Higher Education                               19.9%
Subject to Government Appropriations           16.6%
Other Revenue                                  15.4%
Prerefunded                                    11.3%
Transportation                                  8.5%
Utilities                                       8.4%
Hospital & Health Care                          7.9%
General Obligation                              5.7%
Tax-Supported                                   5.7%
Housing                                         0.6%

*    Does not include short-term investments and other net assets.

exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to maximize income distribution.

MANAGER'S DISCUSSION

Consistent with our strategy, we sought to remain fully invested in bonds that maintain an average weighted maturity of 15 to 30 years with good call features. The combination of our value-oriented philosophy of investing primarily for income and a positive sloping municipal yield curve favored the use of longer-term bonds. We also maintained our conservative, buy-and-hold investment strategy as we attempted to provide our shareholders with high, current, tax-free income.

Thank you for your participation in Franklin New York Insured Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             10 | Semiannual Report

Performance Summary as of 3/31/09

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRNYX)                     CHANGE   3/31/09   9/30/08
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       +$0.14    $10.40    $10.26
DISTRIBUTIONS (10/1/08-3/31/09)
Dividend Income                   $0.2336

CLASS C (SYMBOL: FNYKX)                     CHANGE   3/31/09   9/30/08
-----------------------                     ------   -------   -------
Net Asset Value (NAV)                       +$0.15    $10.58    $10.43
DISTRIBUTIONS (10/1/08-3/31/09)
Dividend Income                   $0.2053

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN INCLUDES MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY.

CLASS A                                      6-MONTH           1-YEAR   5-YEAR   10-YEAR
-------                                      -------           ------   ------   -------
Cumulative Total Return(1)                    +3.71%           -0.80%   +9.19%   +40.25%
Average Annual Total Return(2)                -0.74%           -5.05%   +0.90%    +2.99%
   Distribution Rate(3)                                4.25%
   Taxable Equivalent Distribution Rate(4)             7.31%
   30-Day Standardized Yield(5)                        3.93%
   Taxable Equivalent Yield(4)                         6.76%
   Total Annual Operating Expenses(6)                  0.66%

CLASS C                                      6-MONTH           1-YEAR   5-YEAR   10-YEAR
-------                                      -------           ------   ------   -------
Cumulative Total Return(1)                    +3.47%           -1.33%   +6.28%   +32.91%
Average Annual Total Return(2)                +2.47%           -2.28%   +1.23%    +2.89%
   Distribution Rate(3)                                3.83%
   Taxable Equivalent Distribution Rate(4)             6.58%
   30-Day Standardized Yield(5)                        3.56%
   Taxable Equivalent Yield(4)                         6.12%
   Total Annual Operating Expenses(6)                  1.21%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                             Semiannual Report | 11

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(3.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 3/31/09.

(4.) Taxable equivalent distribution rate and yield assume the published rates as of 12/29/08 for the maximum combined effective federal and New York state and City personal income tax rate of 41.82%, based on the federal income tax rate of 35.00%.

(5.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 3/31/09.

(6.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                             12 | Semiannual Report

Your Fund's Expenses

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 10/1/08      VALUE 3/31/09   PERIOD* 10/1/08-3/31/09
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,037.10              $3.45
Hypothetical (5% return before expenses)         $1,000           $1,021.54              $3.43
CLASS C
Actual                                           $1,000           $1,034.70              $6.24
Hypothetical (5% return before expenses)         $1,000           $1,018.80              $6.19

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.68% and C: 1.23%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


                             14 | Semiannual Report

Franklin New York Intermediate-Term Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin New York Intermediate-Term Tax-Free Income Fund seeks to provide as high a level of income exempt from federal, New York state and New York City personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from federal income taxes and New York state personal income taxes.(1) As a non-fundamental policy, the Fund also normally invests at least 80% of its total assets in securities that pay interest free from the personal income taxes of New York City.(1) The Fund maintains a dollar-weighted average portfolio maturity (the time at which the debt must be repaid) of 3 to 10 years.

CREDIT QUALITY BREAKDOWN*
Franklin New York Intermediate-Term Tax-Free Income Fund
Based on Total Long-Term Investments as of 3/31/09**

                                  (PIE CHART)

AAA.................   30.9%
AA..................   45.3%
A...................    7.8%
BBB.................    4.0%
Not Rated by S&P....   12.0%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS      MOODY'S  INTERNAL
----------   -------  --------
AA or Aa       5.8%      --
A              3.9%      --
BBB or Baa     1.7%     0.6%
              ----      ---
Total         11.4%     0.6%

We are pleased to bring you Franklin New York Intermediate-Term Tax-Free Income Fund's semiannual report for the period ended March 31, 2009.

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid the imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 36.


                             Semiannual Report | 15

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PORTFOLIO BREAKDOWN
Franklin New York Intermediate-Term Tax-Free Income Fund
3/31/09

                                       % OF TOTAL
                                        LONG-TERM
                                      INVESTMENTS*
                                      ------------
Subject to Government Appropriations      19.0%
General Obligation                        16.1%
Hospital & Health Care                    11.4%
Higher Education                          10.7%
Transportation                            10.1%
Other Revenue                              8.7%
Tax-Supported                              8.0%
Utilities                                  7.5%
Prerefunded                                6.1%
Corporate-Backed                           2.1%
Housing                                    0.3%

*    Does not include short-term investments and other net assets.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, increased from $10.37 on September 30, 2008, to $10.64 on March 31, 2009. The Fund's Class A shares paid dividends totaling 19.08 cents per share for the same period.(2) The Performance Summary beginning on page 18 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.50%, based on an annualization of the current 3.17 cent per share dividend and the maximum offering price of $10.88 on March 31, 2009. An investor in the 2009 maximum combined effective federal and New York state and City personal income tax bracket of 41.82% would need to earn a distribution rate of 6.02% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C and Advisor shares' performance, please see the Performance Summary.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, the Fund's portfolio becomes well diversified with a broad range of coupons, calls and maturities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to maximize income distribution.

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                             16 | Semiannual Report

DIVIDEND DISTRIBUTIONS*
Franklin New York Intermediate-Term Tax-Free Income Fund

                            DIVIDEND PER SHARE
                -----------------------------------------
MONTH             CLASS A      CLASS C    ADVISOR CLASS**
-----           ----------   ----------   ---------------
October 2008    3.17 cents   2.67 cents             --
November 2008   3.17 cents   2.67 cents             --
December 2008   3.17 cents   2.70 cents     2.01 cents
January 2009    3.17 cents   2.70 cents     3.25 cents
February 2009   3.17 cents   2.70 cents     3.25 cents
March 2009      3.17 cents   2.67 cents     3.25 cents

* Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** Effective 12/1/08, the Fund began offering Advisor Class shares. See the prospectus for details.

MANAGER'S DISCUSSION

Consistent with our strategy, we typically look to remain fully invested in a portfolio of bonds that maintain an average weighted maturity of 3 to 10 years. We also maintained our conservative, buy-and-hold investment strategy as we attempted to provide shareholders with high, current, tax-free income.

Thank you for your participation in Franklin New York Intermediate-Term Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             Semiannual Report | 17

Performance Summary as of 3/31/09

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FKNIX)                       CHANGE    3/31/09    9/30/08
-----------------------                       ------    -------    -------
Net Asset Value (NAV)                         +$0.27     $10.64     $10.37
DISTRIBUTIONS (10/1/08-3/31/09)
Dividend Income                    $0.1908

CLASS C (SYMBOL: FKNCX)                       CHANGE    3/31/09    9/30/08
-----------------------                       ------    -------    -------
Net Asset Value (NAV)                         +$0.28     $10.66     $10.38
DISTRIBUTIONS (10/1/08-3/31/09)
Dividend Income                    $0.1616

ADVISOR CLASS (SYMBOL: N/A)                   CHANGE    3/31/09    12/1/08
---------------------------                   ------    -------    -------
Net Asset Value (NAV)                         +$0.35     $10.64     $10.29
DISTRIBUTIONS (12/1/08-3/31/09)
Dividend Income                    $0.1298


                             18 | Semiannual Report

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN INCLUDES MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS:
NO SALES CHARGES.

CLASS A                                      6-MONTH           1-YEAR   5-YEAR   10-YEAR
-------                                      -------           ------   ------   -------
Cumulative Total Return(2)                    +4.48%           +2.55%   +13.56%  +48.17%
Average Annual Total Return(3)                +2.12%           +0.22%    +2.11%   +3.77%
   Distribution Rate(4)                                3.50%
   Taxable Equivalent Distribution Rate(5)             6.02%
   30-Day Standardized Yield(6)                        2.99%
   Taxable Equivalent Yield(5)                         5.14%
   Total Annual Operating Expenses(7)                  0.73%

                                                                                 INCEPTION
CLASS C                                      6-MONTH           1-YEAR   5-YEAR    (7/1/03)
-------                                      -------           ------   ------   ---------
Cumulative Total Return(2)                    +4.29%           +2.06%   +10.55%    +12.48%
Average Annual Total Return(3)                +3.29%           +1.07%    +2.03%     +2.07%
   Distribution Rate(4)                                3.01%
   Taxable Equivalent Distribution Rate(5)             5.17%
   30-Day Standardized Yield(6)                        2.54%
   Taxable Equivalent Yield(5)                         4.37%
   Total Annual Operating Expenses(7)                  1.28%

ADVISOR CLASS(8)                             6-MONTH           1-YEAR   5-YEAR   10-YEAR
----------------                             -------           ------   ------   -------
Cumulative Total Return(2)                    +4.52%           +2.58%   +13.59%  +48.21%
Average Annual Total Return(3)                +4.52%           +2.58%    +2.58%   +4.01%
   Distribution Rate(4)                                3.67%
   Taxable Equivalent Distribution Rate(5)             6.31%
   30-Day Standardized Yield(6)                        2.94%
   Taxable Equivalent Yield(5)                         5.05%
   Total Annual Operating Expenses(7)                  0.63%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.


                             Semiannual Report | 19

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as
                 described in the prospectus.

(1.) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4.) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes C and Advisor) per share on 3/31/09.

(5.) Taxable equivalent distribution rate and yield assume the published rates as of 12/29/08 for the maximum combined effective federal and New York state and City personal income tax rate of 41.82%, based on the federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 3/31/09.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 12/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 12/1/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 11/30/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 12/1/08 (commencement of sales), the cumulative total return of Advisor Class shares was +4.67%.


                             20 | Semiannual Report

Your Fund's Expenses

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 21

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 10/1/08      VALUE 3/31/09   PERIOD* 10/1/08-3/31/09
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,044.80              $3.72
Hypothetical (5% return before expenses)         $1,000           $1,021.29              $3.68
CLASS C
Actual                                           $1,000           $1,042.90              $6.52
Hypothetical (5% return before expenses)         $1,000           $1,018.55              $6.44
ADVISOR CLASS
Actual (12/1/08-3/31/09)                         $1,000           $1,046.70              $2.14
Hypothetical (5% return before expenses)         $1,000           $1,021.79              $3.18

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.73%; C: 1.28%; and Advisor: 0.63%), multiplied by the average account value over the period, multiplied by 182/365 (Hypothetical for all share classes; Actual for Classes A and C) to reflect the one-half year period. For Actual Advisor Class expenses, the multiplier is 121/365 to reflect the number of days since inception.


                             22 | Semiannual Report

Franklin New York
Tax-Exempt Money Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin New York Tax-Exempt Money Fund seeks to provide as high a level of income exempt from federal, New York state and New York City personal income taxes as is consistent with prudent investment management, preservation of capital and liquidity by investing at least 80% of its total assets in securities that pay interest free from federal income taxes and New York state personal income taxes.(1) As a non-fundamental policy, the Fund also normally invests at least 80% of its total assets in securities that pay interest free from the personal income taxes of New York City.(1) The Fund tries to maintain a stable $1.00 share price.

AN INVESTMENT IN THE FUND IS NOT GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY OR INSTITUTION. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN WILL FLUCTUATE. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PORTFOLIO BREAKDOWN

Franklin New York Tax-Exempt Money Fund 3/31/09

                      % OF TOTAL
                      INVESTMENTS
                      -----------
Variable Rate Notes      95.5%
Notes and Bonds           4.5%

This semiannual report for Franklin New York Tax-Exempt Money Fund covers the period ended March 31, 2009.

PERFORMANCE OVERVIEW

Short-term yields fell during the period. Largely as a result, Franklin New York Tax-Exempt Money Fund's seven-day effective yield decreased from 4.98% on September 30, 2008, to 0.00% on March 31, 2009.

INVESTMENT STRATEGY

We invest predominantly in high-quality, short-term municipal securities. Although the Fund tries to invest all of its assets in tax-free securities, it is possible, although not anticipated, that a portion of its assets may be in securities that pay taxable interest, including interest that may be subject to federal alternative minimum tax. We maintain a dollar-weighted average portfolio maturity of 90 days or less.

MANAGER'S DISCUSSION

Short-term municipal bond yields declined during the reporting period. The Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index, a benchmark for variable rate securities, which make up a large portion of Franklin New York Tax-Exempt Money Fund, had a rate as high

(1.) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid the imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 42.


                             Semiannual Report | 23

PERFORMANCE SUMMARY(1)
SYMBOL: FRNXX
Franklin New York Tax-Exempt Money Fund
3/31/09

Seven-day effective yield(2)         0.00%
Seven-day annualized yield           0.00%
Taxable equivalent yield(3)          0.00%
Total annual operating expenses(4)
   Without Waiver                    0.81%
   With Waiver                       0.66%

(1.) If the manager had not waived fees, the Fund's effective and annualized yields would have been -0.11% and -0.11%.

(2.) The seven-day effective yield assumes the compounding of daily dividends.

(3.) Taxable equivalent yield assumes the published rates as of 12/29/08 for the maximum combined effective federal and New York state and City personal income tax rate of 41.82%, based on the federal income tax rate of 35.00%.

(4.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

Annualized and effective yields are for the seven-day period ended 3/31/09. The Fund's average weighted maturity was 12 days. Yields reflect Fund expenses and fluctuations in interest rates on portfolio investments.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN WILL FLUCTUATE. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED TO LIMIT ITS FEE AND TO ASSUME AS ITS OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT EXCEED 0.64% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS, LIQUIDATIONS AND THE TREASURY GUARANTEE PROGRAM FEES) UNTIL 1/31/10. TO AVOID A NEGATIVE YIELD, THE INVESTMENT MANAGER, FUND ADMINISTRATOR AND FUND DISTRIBUTOR HAVE VOLUNTARILY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES, ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND, AND IF NECESSARY, MAKE A CAPITAL INFUSION INTO THE FUND. THESE WAIVERS, EXPENSE REIMBURSEMENTS AND CAPITAL INFUSIONS, WHICH ARE NOT REFLECTED IN THE TABLE ABOVE, ARE VOLUNTARY AND MAY BE MODIFIED OR DISCONTINUED BY THE INVESTMENT MANAGER, FUND ADMINISTRATOR OR DISTRIBUTOR AT ANY TIME. THERE IS NO GUARANTEE THE FUND WILL BE ABLE TO AVOID A NEGATIVE YIELD.

as 5.74% on October 1, 2008.(2) Investors became very selective in the credits and the credit enhancements they purchased due to problems at several investment banks. This "flight to quality" caused a lack of eligible money fund supply and increased demand, which pushed yields to very low levels. As of March 31, 2009, the SIFMA Municipal Swap Index had fallen to 0.54%.(2) Franklin New York Tax-Exempt Money Fund's selection of high-quality securities resulted in a 0.00% yield by the end of the reporting period.

During the period under review, the Fund purchased and reinvested in several issues including Metropolitan Transportation Authority bonds, New York State Housing Finance Authority variable rate demand notes, and New York City Trust for Cultural Resources for Lincoln Center variable rate demand notes.

Thank you for your participation in Franklin New York Tax-Exempt Money Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

(2.) Source: Thomson Financial. The SIFMA Municipal Swap Index is a weekly high-grade market index composed of seven-day tax-exempt variable rate demand notes produced by the Municipal Market Data Group. Actual issues are selected from Municipal Market Data's database of more than 10,000 active issues based on several specific criteria.


                             24 | Semiannual Report

Your Fund's Expenses

FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 25

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                             VALUE 10/1/08     VALUE 3/31/09    PERIOD* 10/1/08-3/31/09
                                           -----------------   --------------   -----------------------
Actual                                           $1,000           $1,001.90               $2.91
Hypothetical (5% return before expenses)         $1,000           $1,022.03               $2.94

* Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, of 0.58%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


                             26 | Semiannual Report

Franklin New York Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND

                                          SIX MONTHS ENDED                     YEAR ENDED SEPTEMBER 30,
                                           MARCH 31, 2009    ------------------------------------------------------------
CLASS A                                     (UNAUDITED)        2008         2007         2006         2005        2004(a)
-------                                   ----------------   --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ............................       $  10.26        $  11.37     $  11.58     $  11.62     $  11.64     $  11.71
                                             --------        --------     --------     --------     --------     --------
Income from investment operations(b):
   Net investment income(c) ..........           0.23            0.46         0.46         0.48         0.50         0.39
   Net realized and unrealized gains
      (losses) .......................           0.14           (1.10)       (0.20)       (0.04)       (0.01)       (0.07)
                                             --------        --------     --------     --------     --------     --------
Total from investment operations .....           0.37           (0.64)        0.26         0.44         0.49         0.32
                                             --------        --------     --------     --------     --------     --------
Less distributions from net investment
   income ............................          (0.23)          (0.47)       (0.47)       (0.48)       (0.51)       (0.39)
                                             --------        --------     --------     --------     --------     --------
Redemption fees(d) ...................             --              --(e)        --(e)        --(e)        --(e)        --
                                             --------        --------     --------     --------     --------     --------
Net asset value, end of period .......       $  10.40        $  10.26     $  11.37     $  11.58     $  11.62     $  11.64
                                             ========        ========     ========     ========     ========     ========
Total return(f) ......................           3.71%          (5.91)%       2.24%        3.90%        4.23%        2.77%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses .............................           0.68%           0.66%        0.68%        0.70%        0.70%        0.71%
Net investment income ................           4.54%           4.15%        4.04%        4.17%        4.25%        4.44%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ....       $426,788        $467,321     $518,353     $326,772     $304,673     $292,813
Portfolio turnover rate ..............           2.89%          20.16%       33.49%       24.10%       13.65%        7.96%

(a)  For the period January 1, 2004 to September 30, 2004.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 27

Franklin New York Tax-Free Trust

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND

                                          SIX MONTHS ENDED                   YEAR ENDED SEPTEMBER 30,
                                           MARCH 31, 2009    --------------------------------------------------------
CLASS C                                      (UNAUDITED)       2008        2007        2006        2005       2004(a)
-------                                   ----------------   --------    --------    --------    --------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of
   period ............................        $ 10.43         $ 11.55     $ 11.75     $ 11.78     $ 11.81     $ 11.87
                                              -------         -------     -------     -------     -------     -------
Income from investment operations(b):
   Net investment income(c) ..........           0.21            0.41        0.41        0.42        0.44        0.34
   Net realized and unrealized gains
      (losses) .......................           0.15           (1.13)      (0.21)      (0.03)      (0.03)      (0.06)
                                              -------         -------     -------     -------     -------     -------
Total from investment operations .....           0.36           (0.72)       0.20        0.39        0.41        0.28
                                              -------         -------     -------     -------     -------     -------
Less distributions from net investment
   income ............................          (0.21)          (0.40)      (0.40)      (0.42)      (0.44)      (0.34)
                                              -------         -------     -------     -------     -------     -------
Redemption fees(d) ...................             --              --(e)       --(e)       --(e)       --(e)       --
                                              -------         -------     -------     -------     -------     -------
Net asset value, end of period .......        $ 10.58         $ 10.43     $ 11.55     $ 11.75     $ 11.78     $ 11.81
                                              =======         =======     =======     =======     =======     =======
Total return(f) ......................           3.47%          (6.42)%      1.74%       3.36%       3.52%       2.40%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses .............................           1.23%           1.21%       1.23%       1.25%       1.25%       1.26%
Net investment income ................           3.99%           3.60%       3.49%       3.62%       3.70%       3.89%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ....        $57,446         $57,754     $53,452     $44,446     $40,110     $37,606
Portfolio turnover rate ..............           2.89%          20.16%      33.49%      24.10%      13.65%       7.96%

(a)  For the period January 1, 2004 to September 30, 2004.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             28 | Semiannual Report

Franklin New York Tax-Free Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2009 (UNAUDITED)

                                                                                                     PRINCIPAL
    FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                                     AMOUNT         VALUE
    ----------------------------------------------                                                  -----------   ------------
    MUNICIPAL BONDS 99.0%
    NEW YORK 99.0%
    Amherst IDA Civic Facility Revenue, University of Buffalo Foundation, Student Housing,
       Creekside Project, Series A, AMBAC Insured, 5.00%, 8/01/32 ...............................   $ 2,785,000   $  2,717,379
    Babylon IDA Civic Facility Revenue, Winthrop South Nassau University Health Systems East Inc.
       Project, Series A, AMBAC Insured, Pre-Refunded, 6.00%, 8/01/24 ...........................     4,020,000      4,075,958
    Brookhaven GO, Series B, MBIA Insured, 7.00%, 5/01/09 .......................................       200,000        200,820
    Buffalo Municipal Water Finance Authority Water System Revenue, FSA Insured, Pre-Refunded,
       6.00%,
          7/01/26 ...............................................................................     1,185,000      1,213,262
          7/01/29 ...............................................................................     3,000,000      3,071,550
    Central Square GO, Central School District, FGIC Insured, ETM, 6.50%, 6/15/09 ...............       900,000        910,827
    Erie County GO, Sewer District, Series B, MBIA Insured, 5.00%, 12/01/35 .....................     2,000,000      1,531,880
    Fredonia Central School District GO, FGIC Insured, Pre-Refunded, 5.00%, 6/01/19 .............     2,300,000      2,421,049
    Hempstead Town IDA Civic Facilities Revenue, Hofstra University Project, MBIA Insured,
       5.80%, 7/01/15 ...........................................................................     1,340,000      1,339,732
    Hudson Yards Infrastructure Corp. Revenue, Series A, FSA Insured, 5.00%, 2/15/47 ............    15,000,000     12,571,950
    Long Island Power Authority Electric System Revenue, General, Refunding,
          Series A, BHAC Insured, 5.50%, 5/01/33 ................................................     5,000,000      5,171,800
          Series E, BHAC Insured, 5.00%, 12/01/22 ...............................................     9,200,000      9,857,892
    Madison County IDA Civic Facility Revenue,
          Colgate University Project, Series A, MBIA Insured, 5.00%, 7/01/39 ....................     3,750,000      3,703,612
          Morrisville State College Foundation, Series A, CIFG Insured, 5.00%, 6/01/37 ..........     1,000,000        879,920
    Middle Country Central School District at Centereach GO, FSA Insured, 4.875%, 6/01/20 .......     1,650,000      1,685,112
    Monroe County IDA Civic Facility Revenue, Nazareth College Rochester Project, MBIA Insured,
          5.25%, 10/01/21 .......................................................................     1,520,000      1,574,051
          5.00%, 10/01/31 .......................................................................     3,100,000      2,986,509
    Mount Sinai Union Free School District, Refunding, AMBAC Insured, 6.20%, 2/15/13 ............     1,055,000      1,197,151
    MTA Commuter Facilities Revenue, Series A, FSA Insured, Pre-Refunded, 5.00%, 7/01/23 ........     3,000,000      3,275,460
    MTA Dedicated Tax Fund Revenue,
          Refunding, Series A, MBIA Insured, 5.00%, 11/15/30 ....................................     8,000,000      7,732,800
          Series A, FGIC Insured, Pre-Refunded, 6.00%, 4/01/30 ..................................     2,500,000      2,637,525
          Series A, MBIA Insured, 5.00%, 11/15/35 ...............................................    16,000,000     14,344,480
    MTA Revenue, Refunding, Series A, FGIC Insured, 5.25%, 11/15/31 .............................     4,000,000      3,861,200
    MTA Service Contract Revenue,
          Refunding, AMBAC Insured, 5.00%, 7/01/30 ..............................................     7,000,000      6,724,970
          Series B, MBIA Insured, 5.00%, 1/01/31 ................................................     3,000,000      2,876,910
    Nassau County GO, Public Improvement, Series E, FSA Insured, Pre-Refunded, 6.00%,
       3/01/20 ..................................................................................     1,510,000      1,579,702
    Nassau County Sewer and Storm Water Finance Authority System Revenue, Refunding, Series A,
       BHAC Insured, 5.375%, 11/01/28 ...........................................................     2,000,000      2,081,160
    Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed, FSA Insured,
       Pre-Refunded, 5.75%, 8/01/29 .............................................................     2,655,000      2,752,040
    New York City Educational Construction Fund Revenue, Series A, BHAC Insured, 5.00%,
       4/01/37 ..................................................................................    19,750,000     19,544,402
    New York City GO,
          Refunding, Series A, FSA Insured, 5.00%, 8/01/26 ......................................     9,450,000      9,298,800
          Series A, MBIA Insured, 6.00%, 5/15/30 ................................................        15,000         15,348
          Series A, MBIA Insured, Pre-Refunded, 6.00%, 5/15/30 ..................................     1,985,000      2,127,305
          Series D, 5.125%, 12/01/28 ............................................................     5,000,000      4,899,550
          Series I, MBIA Insured, Pre-Refunded, 5.00%, 4/15/29 ..................................       405,000        409,674


                             Semiannual Report | 29

Franklin New York Tax-Free Trust

                                                                                                     PRINCIPAL
    FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                                     AMOUNT         VALUE
    ----------------------------------------------                                                  -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    New York City Health and Hospital Corp. Revenue, Health System, Series A, FSA Insured,
       5.125%, 2/15/23 ..........................................................................   $ 3,890,000   $  3,935,707
    New York City IDA Civic Facility Revenue, Polytechnic Prep Country Day School, FSA Insured,
       5.375%, 5/01/29 ..........................................................................       980,000        996,405
    New York City IDAR,
          Queens Baseball Stadium, Pilot, AMBAC Insured, 5.00%, 1/01/46 .........................    10,000,000      7,797,800
          Yankee Stadium, Pilot, Assured Guaranty, 7.00%, 3/01/49 ...............................     4,000,000      4,298,400
    New York City Municipal Water Authority Revenue, Refunding, Series E, FGIC Insured, 5.00%,
       6/15/26 ..................................................................................     1,000,000      1,006,130
    New York City Municipal Water Finance Authority Water and Sewer System Revenue,
          Refunding, Series B, FGIC Insured, 5.125%, 6/15/31 ....................................     5,000,000      4,996,300
          Series G, FSA Insured, 5.00%, 6/15/34 .................................................     1,000,000        969,280
    New York City Transitional Finance Authority Building Aid Revenue, Fiscal 2007, Series S-1,
       FGIC Insured, 5.00%, 7/15/31 .............................................................     8,200,000      7,692,994
    New York City Transitional Finance Authority Revenue, Future Tax Secured,
          Series A, FGIC Insured, 5.00%, 5/01/28 ................................................     5,915,000      5,944,871
          Series A, FGIC Insured, Pre-Refunded, 5.00%, 5/01/28 ..................................        85,000         92,139
          Series C, 4.75%, 5/01/23 ..............................................................     1,755,000      1,762,617
          Series D, MBIA Insured, 5.00%, 2/01/22 ................................................     2,000,000      2,060,200
    New York City Transportation Authority MTA Triborough Bridge and Tunnel Authority COP,
          AMBAC Insured, Pre-Refunded, 5.75%, 1/01/20 ...........................................     3,000,000      3,143,250
          Series A, AMBAC Insured, Pre-Refunded, 5.25%, 1/01/29 .................................     3,500,000      3,654,175
    New York City Trust for Cultural Resources Revenue, Museum of Modern Art 2001, Series D,
       AMBAC Insured, 5.125%, 7/01/31 ...........................................................     7,500,000      7,542,750
    New York Convention Center Development Corp. Revenue, Hotel Unit Fee Secured, AMBAC
       Insured, 5.00%,
          11/15/35 ..............................................................................     5,675,000      5,019,594
          11/15/44 ..............................................................................    13,000,000     10,825,100
    New York State Dormitory Authority Lease Revenue,
          Delaware Chenango Madison Otsego Board of Cooperative Education Services, XLCA Insured,
             5.00%, 8/15/27 .....................................................................    10,000,000     10,006,200
          Master Boces Program, Series A, FSA Insured, 5.25%, 8/15/21 ...........................     1,740,000      1,795,715
    New York State Dormitory Authority Revenues,
          853 Schools Program, Issue 2, Series E, AMBAC Insured, 5.75%, 7/01/19 .................     1,340,000      1,361,266
          City University System Consolidated, Third General, Series 1, FSA Insured, Pre-Refunded,
             5.50%, 7/01/29 .....................................................................     1,585,000      1,620,678
          Good Samaritan Hospital Medical Center, Series A, MBIA Insured, 5.50%, 7/01/24 ........     2,000,000      1,775,100
          Insured Mortgage, Montefiore Hospital, FGIC Insured, 5.00%, 8/01/33 ...................    11,000,000     10,682,650
          Maimonides Medical Center, MBIA Insured, 5.00%, 8/01/24 ...............................     6,200,000      6,216,802
          Mental Health Services, Series D, FSA Insured, Pre-Refunded, 5.25%, 2/15/29 ...........     1,850,000      1,901,523
          Mental Health Services, Series D, FSA Insured, Pre-Refunded, 5.25%, 2/15/29 ...........       150,000        154,185
          Mental Health Services Facilities Improvement, Series A, MBIA Insured, Pre-Refunded,
             5.25%, 8/15/26 .....................................................................     2,570,000      2,830,547
          Mortgage Nursing Home, MBIA Insured, 5.40%, 2/01/31 ...................................       370,000        359,807
          Mortgage Nursing Home, MBIA Insured, 5.50%, 2/01/41 ...................................     1,880,000      1,808,898
          Non-State Supported Debt, Albany Public Library, AMBAC Insured, 5.00%, 7/01/37 ........    10,720,000     10,250,786
          Non-State Supported Debt, Educational Housing Services, Cuny Student Housing Project,
             AMBAC Insured, 5.25%, 7/01/30 ......................................................     5,150,000      4,262,964
          Non-State Supported Debt, Fashion Institute Student Housing Corp., FGIC Insured, 5.25%,
             7/01/34 ............................................................................    13,220,000     11,369,597


                             30 | Semiannual Report

Franklin New York Tax-Free Trust

                                                                                                     PRINCIPAL
    FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                                     AMOUNT         VALUE
    ----------------------------------------------                                                  -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    New York State Dormitory Authority Revenues, (continued)
          Non-State Supported Debt, Health Quest Systems, Series A, Assured Guaranty, 5.25%,
             7/01/27 ............................................................................   $ 1,500,000   $  1,503,855
          Non-State Supported Debt, Health Quest Systems, Series B, Assured Guaranty, 5.25%,
             7/01/27 ............................................................................     2,500,000      2,506,425
          Non-State Supported Debt, Hospital Special Surgery, MBIA Insured, 5.00%, 8/15/29 ......     2,500,000      2,337,675
          Non-State Supported Debt, Mount Sinai School Medical New York University, Refunding,
             MBIA Insured, 5.00%, 7/01/35 .......................................................     5,000,000      4,594,550
          Non-State Supported Debt, New York University, Series A, AMBAC Insured, 5.00%,
             7/01/37 ............................................................................    20,000,000     19,124,600
          Non-State Supported Debt, NYSARC Inc., Refunding, Series A, FSA Insured, 5.00%,
             7/01/34 ............................................................................     5,510,000      5,186,012
          Non-State Supported Debt, School District Financing Program, Refunding, Series A,
             FSA Insured, 5.00%, 10/01/22 .......................................................     7,645,000      8,082,982
          Non-State Supported Debt, School District Financing Program, Series C, FSA Insured,
             5.00%, 10/01/32 ....................................................................     5,000,000      4,979,450
(a)       Non-State Supported Debt, School Districts, Financing Program, Series A, Assured
             Guaranty, 5.625%, 10/01/29 .........................................................     3,000,000      3,048,720
          Non-State Supported Debt, St. John's University, Series A, MBIA Insured,
             5.25%, 7/01/37 .....................................................................     7,950,000      7,481,745
          Non-State Supported Debt, The New School, Refunding, MBIA Insured, 5.00%, 7/01/46 .....    12,000,000     11,472,840
          Non-State Supported Debt, University of Rochester, Refunding, Series A, MBIA Insured,
             5.00%, 7/01/27 .....................................................................       145,000        145,162
          NYSARC Inc., Series A, FSA Insured, 5.00%, 7/01/26 ....................................     1,700,000      1,718,649
          Pace University, MBIA Insured, Pre-Refunded, 6.00%, 7/01/29 ...........................     3,000,000      3,236,190
          School Districts Financing Program, Series D, MBIA Insured, 5.25%, 10/01/23 ...........     1,750,000      1,788,588
          School Districts Financing Program, Series D, MBIA Insured, 5.00%, 10/01/30 ...........     1,750,000      1,718,343
          Secondarily Insured, Lease, State University, AMBAC Insured, 5.00%, 7/01/32 ...........     5,000,000      4,485,450
          Secondarily Insured, State University Educational Facilities, Third General Resolution,
             Refunding, Series A, Assured Guaranty, 5.50%, 5/15/22 ..............................     5,000,000      5,423,800
          Series 1, MBIA Insured, 5.00%, 7/01/24 ................................................     2,000,000      2,041,200
          Siena College, MBIA Insured, 5.00%, 7/01/31 ...........................................     3,500,000      3,417,085
          St. John's University, Series A, MBIA Insured, Pre-Refunded, 5.25%, 7/01/30 ...........     3,500,000      3,870,965
          State Supported Debt, Lease, State University Dormitory Facilities, Series A, MBIA
             Insured, 5.00%, 7/01/36 ............................................................     4,670,000      4,126,786
          Upstate Community Colleges, MBIA Insured, Pre-Refunded, 5.125%, 7/01/30 ...............     5,945,000      6,348,606
    New York State Energy Research and Development Authority PCR, Central Hudson Gas,
       Refunding, Series A, AMBAC Insured, 5.45%, 8/01/27 .......................................     3,500,000      3,526,880
    New York State Environmental Facilities Corp. Water Facilities Revenue, Spring Valley Water
       Project, Refunding, Series B, AMBAC Insured, 6.15%, 8/01/24 ..............................     3,000,000      2,999,970
    New York State Municipal Bond Bank Agency Special Program Revenue, Buffalo, Series A,
       AMBAC Insured, 5.25%, 5/15/31 ............................................................     4,000,000      4,013,240
    New York State Power Authority Revenue, Series A, MBIA Insured, 5.00%, 11/15/47 .............    10,000,000      9,555,800
    New York State Thruway Authority General Revenue, AMBAC Insured, 5.00%, 1/01/30 .............     7,540,000      7,256,798
    New York State Thruway Authority Second General Highway and Bridge Trust Fund Revenue,
       Series A, FSA Insured, 5.00%, 4/01/24 ....................................................     7,420,000      7,595,780
    New York State Urban Development Corp. Revenue, State Personal Income Tax, Series A-1,
       5.00%, 12/15/27 ..........................................................................     5,000,000      5,041,750
    Niagara Falls City School District COP, High School Facility, Refunding, FSA Insured, 5.00%,
       6/15/28 ..................................................................................     4,155,000      3,504,659


                             Semiannual Report | 31

Franklin New York Tax-Free Trust

                                                                                                     PRINCIPAL
    FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                                     AMOUNT         VALUE
    ----------------------------------------------                                                  -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    Niagara Falls Public Improvement GO, MBIA Insured, 6.85%, 3/01/19 ...........................   $     5,000   $      4,986
    North Hempstead GO, Refunding, Series B, FGIC Insured, 6.40%,
          4/01/15 ...............................................................................     1,065,000      1,288,299
          4/01/16 ...............................................................................     1,000,000      1,222,260
    Oswego County IDA Civic Facility Revenue, Oswego School District Public Library Project,
       XLCA Insured, 5.00%, 12/15/30 ............................................................     1,805,000      1,749,099
    Rensselaer City School District COP, XLCA Insured, 5.00%, 6/01/36 ...........................    20,240,000     15,523,270
    Rensselaer County GO, AMBAC Insured, 6.70%, 2/15/11 .........................................       810,000        888,019
    Rockland County IDA Civic Facility Revenue, Nyack Library Project, Series A, AMBAC Insured,
       5.00%,
          12/01/32 ..............................................................................     2,000,000      1,967,160
          12/01/37 ..............................................................................     3,320,000      3,240,718
    Sachem Central School District Holbrook GO, MBIA Insured, Pre-Refunded, 5.00%,
       6/15/30 ..................................................................................     1,000,000      1,135,370
    Schenectady IDA Civic Facility Revenue,
          Schaffer Heights, Series A, GNMA Secured, 6.00%, 11/01/30 .............................     3,000,000      3,071,700
          Schaffer Heights, Series A, GNMA Secured, 6.05%, 11/01/35 .............................     2,375,000      2,407,917
          Union College Project, Series A, AMBAC Insured, 5.00%, 7/01/32 ........................     2,395,000      2,352,824
    Tobacco Settlement Financing Corp. Revenue, Asset-Backed, Series A-1, AMBAC Insured,
       5.25%, 6/01/21 ...........................................................................     6,000,000      6,080,040
    Triborough Bridge and Tunnel Authority Revenues, General Purpose, Series B, MBIA Insured,
       Pre-Refunded, 5.20%, 1/01/27 .............................................................     1,000,000      1,169,030
    Upper Mohawk Valley Regional Water Finance Authority Water Systems Revenue, AMBAC
       Insured, Pre-Refunded, 5.75%, 8/01/29 ....................................................       550,000        565,268
    Warren and Washington Counties IDA Civic Facility Revenue, Series B, FSA Insured, 5.00%,
       12/01/27 .................................................................................     3,680,000      3,753,269
    Westchester County Health Care Corp. Revenue, Series B, 5.375%, 11/01/30 ....................     1,500,000      1,515,615
                                                                                                                  ------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $506,500,884) .....................                  479,475,609
                                                                                                                  ------------
    SHORT TERM INVESTMENTS 0.4%
    MUNICIPAL BONDS 0.4%
    NEW YORK 0.4%
(b) New York City GO,
          Series B, Sub Series B-2, Daily VRDN and Put, 0.30%, 8/15/19 ..........................     1,000,000      1,000,000
          Series E, Sub Series E-2, Daily VRDN and Put, 0.30%, 8/01/34 ..........................       100,000        100,000
(b) New York City IDAR, Liberty, One Bryant Park LLC, Series B, Daily VRDN and Put, 0.35%,
       11/01/39 .................................................................................       800,000        800,000
                                                                                                                  ------------
    TOTAL SHORT TERM INVESTMENTS (COST $1,900,000) ..............................................                    1,900,000
                                                                                                                  ------------
    TOTAL INVESTMENTS (COST $508,400,884) 99.4% .................................................                  481,375,609
    OTHER ASSETS, LESS LIABILITIES 0.6% .........................................................                    2,857,801
                                                                                                                  ------------
    NET ASSETS 100.0% ...........................................................................                 $484,233,410
                                                                                                                  ============

See Abbreviations on page 58.

(a)  Security purchased on a when-issued basis. See Note 1(b).

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                             32 | Semiannual Report

Franklin New York Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                      SIX MONTHS ENDED                  YEAR ENDED SEPTEMBER 30,
                                                       MARCH 31, 2009   --------------------------------------------------------
CLASS A                                                  (UNAUDITED)       2008        2007        2006        2005      2004(a)
-------                                               ----------------  ----------  ----------  ----------  ----------  --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............      $  10.37      $  10.80    $  10.93    $  10.96    $  11.15    $  11.16
                                                          --------      --------    --------    --------    --------    --------
Income from investment operations(b):
   Net investment income(c) ........................          0.20          0.39        0.39        0.39        0.38        0.30
   Net realized and unrealized gains (losses) ......          0.26         (0.42)      (0.12)      (0.04)      (0.19)      (0.02)
                                                          --------      --------    --------    --------    --------    --------
Total from investment operations ...................          0.46         (0.03)       0.27        0.35        0.19        0.28
                                                          --------      --------    --------    --------    --------    --------
Less distributions from net investment income ......         (0.19)        (0.40)      (0.40)      (0.38)      (0.38)      (0.29)
                                                          --------      --------    --------    --------    --------    --------
Redemption fees(d) .................................            --            --(e)       --(e)       --(e)       --(e)       --
                                                          --------      --------    --------    --------    --------    --------
Net asset value, end of period .....................      $  10.64      $  10.37    $  10.80    $  10.93    $  10.96    $  11.15
                                                          ========      ========    ========    ========    ========    ========
Total return(f) ....................................          4.48%        (0.39)%      2.51%       3.28%       1.72%       2.57%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates...          0.73%         0.73%       0.74%       0.75%       0.74%       0.75%
Expenses net of waiver and payments by affiliates...          0.73%         0.73%       0.74%       0.75%       0.74%       0.67%
Net investment income ..............................          3.74%         3.58%       3.62%       3.56%       3.40%       3.57%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................      $321,385      $320,661    $273,552    $222,308    $233,785    $227,288
Portfolio turnover rate ............................          9.23%         8.37%      20.61%      30.01%       5.42%       4.66%

(a)  For the period January 1, 2004 to September 30, 2004.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 33

Franklin New York Tax-Free Trust

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                      SIX MONTHS ENDED                  YEAR ENDED SEPTEMBER 30,
                                                       MARCH 31, 2009   --------------------------------------------------------
CLASS C                                                  (UNAUDITED)       2008        2007        2006        2005      2004(a)
-------                                               ----------------  ----------  ----------  ----------  ----------  --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............      $ 10.38        $ 10.82     $ 10.95     $ 10.97     $ 11.16     $11.17
                                                          -------        -------     -------     -------     -------     ------
Income from investment operations(b):
   Net investment income(c) ........................         0.17           0.33        0.33        0.33        0.32       0.25
   Net realized and unrealized gains (losses) ......         0.27          (0.43)      (0.12)      (0.03)      (0.19)     (0.01)
                                                          -------        -------     -------     -------     -------     ------
Total from investment operations ...................         0.44          (0.10)       0.21        0.30        0.13       0.24
                                                          -------        -------     -------     -------     -------     ------
Less distributions from net investment income ......        (0.16)         (0.34)      (0.34)      (0.32)      (0.32)     (0.25)
                                                          -------        -------     -------     -------     -------     ------
Redemption fees(d) .................................           --             --(e)       --(e)       --(e)       --(e)      --
                                                          -------        -------     -------     -------     -------     ------
Net asset value, end of period .....................      $ 10.66        $ 10.38     $ 10.82     $ 10.95     $ 10.97     $11.16
                                                          =======        =======     =======     =======     =======     ======
Total return(f) ....................................         4.29%         (1.04)%      1.95%       2.81%       1.16%      2.14%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates...         1.28%          1.28%       1.29%       1.29%       1.29%      1.30%
Expenses net of waiver and payments by affiliates...         1.28%          1.28%       1.29%       1.29%       1.29%      1.22%
Net investment income ..............................         3.19%          3.03%       3.07%       3.02%       2.85%      3.02%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................      $29,094        $18,007     $11,175     $12,123     $12,323     $8,772
Portfolio turnover rate ............................         9.23%          8.37%      20.61%      30.01%       5.42%      4.66%

(a)  For the period January 1, 2004 to September 30, 2004.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             34 | Semiannual Report

Franklin New York Tax-Free Trust

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                        PERIOD ENDED
                                                      MARCH 31, 2009(a)
ADVISOR CLASS                                            (UNAUDITED)
-------------                                         -----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period...............         $10.29
                                                            ------
Income from investment operations(b):
   Net investment income(c)........................           0.14
   Net realized and unrealized gains (losses)......           0.34
                                                            ------
Total from investment operations...................           0.48
                                                            ------
Less distributions from net investment income......          (0.13)
                                                            ------
Net asset value, end of period.....................         $10.64
                                                            ======
Total return(d)....................................           4.67%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses...........................................           0.63%
Net investment income..............................           3.84%
SUPPLEMENTAL DATA
Net assets, end of period (000's)..................         $  297
Portfolio turnover rate............................           9.23%

(a)  For the period December 1, 2008 (effective date) to March 31, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 35

Franklin New York Tax-Free Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2009 (UNAUDITED)

                                                                                                     PRINCIPAL
    FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                           AMOUNT         VALUE
    --------------------------------------------------------                                        -----------   ------------
    MUNICIPAL BONDS 98.0%
    NEW YORK 88.5%
    Albany County Airport Authority Revenue, Series B, FSA Insured, 4.75%, 12/15/13 .............   $ 1,850,000   $  1,876,326
    Albany IDA Civic Facility Revenue,
          Albany Medical Center Project, 5.75%, 5/01/09 .........................................       275,000        274,706
          St. Peter's Hospital Project, Series A, 5.75%, 11/15/22 ...............................     4,090,000      3,722,309
          St. Rose Project, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/12 ...............       420,000        462,189
    Amherst IDA Civic Facility Revenue,
          Mandatory Put 10/01/11, Refunding, Series A, Radian Insured, 4.20%, 10/01/31 ..........     4,145,000      4,062,349
          University of Buffalo Foundation, Student Housing, Creekside Project, Series A, AMBAC
             Insured, 4.625%, 8/01/16 ...........................................................     1,030,000      1,089,235
    Bath Central School District GO,
          FSA Insured, Pre-Refunded, 5.10%, 6/15/13 .............................................       775,000        782,394
          Refunding, FGIC Insured, 4.00%, 6/15/19 ...............................................     1,850,000      1,855,975
    Buffalo GO,
          Refunding, Series C, FGIC Insured, 5.25%, 12/01/15 ....................................     1,225,000      1,286,924
          Series E, FSA Insured, Pre-Refunded, 5.35%, 12/01/12 ..................................       880,000        917,682
    Byram Hills Central School District GO, ETM, 4.00%, 11/15/10 ................................     1,375,000      1,446,665
    Canisteo Central School District GO, Refunding, FSA Insured, 4.25%, 6/15/14 .................     1,080,000      1,140,815
    Clarence Central School District GO, Refunding, FSA Insured, 4.75%, 5/15/15 .................     2,390,000      2,535,455
    Connetquot Central School District Islip GO, Series B, FSA Insured, 4.40%, 6/15/16 ..........     1,000,000      1,027,070
    Dansville Central School District GO, Refunding, Series B, FGIC Insured,
          4.25%, 6/15/11 ........................................................................       930,000        984,712
          4.35%, 6/15/12 ........................................................................       870,000        933,049
          4.45%, 6/15/13 ........................................................................       995,000      1,059,655
    Erie County GO,
          FGIC Insured, 4.70%, 11/01/12 .........................................................       585,000        591,768
          Public Improvement, Series A, FGIC Insured, 5.625%, 10/01/12 ..........................     1,000,000      1,025,640
    Erie County Water Authority Water Revenue, Refunding, 5.00%, 12/01/17 .......................     1,935,000      2,173,218
    Fayetteville-Manlius Central School District GO, Refunding, FGIC Insured, 4.50%, 6/15/15 ....     1,095,000      1,156,736
    Fredonia Central School District GO, FGIC Insured, ETM, 4.125%, 6/01/09 .....................     1,000,000      1,006,040
    Guilderland Central School District, Refunding, Series A, FSA Insured, 4.00%, 5/15/10 .......     1,260,000      1,306,015
    Harborfields Central School District Greenlawn GO, FSA Insured, Pre-Refunded, 5.00%,
       6/01/17 ..................................................................................     2,105,000      2,291,166
    Highland Central School District GO, Refunding, FSA Insured, 4.125%, 6/15/16 ................     1,080,000      1,119,442
    Holland Patent Central School District GO, MBIA Insured, ETM, 4.25%,
          6/15/09 ...............................................................................     1,125,000      1,133,831
          6/15/10 ...............................................................................     1,125,000      1,176,795
    Huntington GO, Public Improvement, 4.20%, 9/01/13 ...........................................     1,230,000      1,266,051
    Islip Union Free School District No. 002 GO, Refunding, FGIC Insured, 5.00%, 7/01/18 ........     2,215,000      2,381,789
    Long Island Power Authority Electric System Revenue,
          General, Refunding, Series A, FGIC Insured, 5.00%, 12/01/19 ...........................     5,000,000      5,160,550
          Refunding, Series 8, AMBAC Insured, 5.25%, 4/01/09 ....................................     2,000,000      2,000,000
    Madison County IDA Civic Facility Revenue, Morrisville State College Foundation, Series A,
       CIFG Insured, 5.00%, 6/01/15 .............................................................     1,000,000      1,082,440
    Middle Country Central School District at Centereach GO, FSA Insured, 4.75%, 6/01/17 ........     1,650,000      1,694,946
    Monroe County GO, Public Improvement, FGIC Insured, 4.30%, 3/01/13 ..........................     3,015,000      3,071,079
    Montgomery Otsego Schoharie Counties Solid Waste Management Authority Revenue, Refunding,
       MBIA Insured, 4.00%, 1/01/13 .............................................................     1,920,000      2,057,107
    MTA Service Contract Revenue, Refunding, Series A, 5.50%, 7/01/15 ...........................     5,000,000      5,468,250


                             36 | Semiannual Report

Franklin New York Tax-Free Trust

                                                                                                     PRINCIPAL
    FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                           AMOUNT         VALUE
    --------------------------------------------------------                                        -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    MTA Transit Facilities Revenue,
          Series A, Pre-Refunded, 6.00%, 7/01/15 ................................................   $ 1,500,000   $  1,520,790
          Series C, FSA Insured, Pre-Refunded, 4.75%, 7/01/16 ...................................     1,370,000      1,525,673
          Series C, FSA Insured, Pre-Refunded, 4.75%, 7/01/16 ...................................       545,000        597,538
    Nassau County GO, Refunding, Series A, FGIC Insured, 6.00%, 7/01/11 .........................     1,000,000      1,090,560
    Nassau County Interim Finance Authority Revenue, Sales Tax Secured, Refunding, Series H,
       AMBAC Insured, 5.25%, 11/15/17 ...........................................................     1,500,000      1,653,645
    Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed, FSA Insured,
       Pre-Refunded, 6.00%, 8/01/10 .............................................................     1,000,000      1,037,370
    New York Bridge Authority Revenue, General, 4.125%, 1/01/13 .................................     4,000,000      4,200,600
    New York City GO,
          Refunding, Series F, 5.25%, 8/01/13 ...................................................     1,095,000      1,147,823
          Refunding, Series G, XLCA Insured, 5.50%, 8/01/12 .....................................     2,000,000      2,186,360
          Series E, 5.00%, 8/01/19 ..............................................................     3,000,000      3,109,380
          Series H, 4.125%, 8/01/11 .............................................................     1,560,000      1,625,567
          Sub Series L-1, 5.00%, 4/01/23 ........................................................    10,000,000     10,050,300
    New York City Health and Hospital Corp. Revenue, Health System,
          Refunding, Series A, AMBAC Insured, 4.60%, 2/15/12 ....................................     1,000,000      1,009,410
          Series A, FSA Insured, 4.15%, 2/15/12 .................................................       750,000        786,983
          Series A, FSA Insured, 4.30%, 2/15/13 .................................................     1,000,000      1,042,420
    New York City IDA Civic Facility Revenue, Institute of International Education Inc. Project,
       5.125%, 9/01/16 ..........................................................................     2,320,000      2,416,187
    New York City IDAR, Capital Appreciation, Yankee Stadium, Pilot, Assured Guaranty, zero cpn.,
       3/01/21 ..................................................................................    10,150,000      5,136,915
    New York City Transitional Finance Authority Building Aid Revenue, Fiscal 2009, Series S-3,
       5.00%, 1/15/22 ...........................................................................    11,865,000     11,853,016
    New York City Transitional Finance Authority Revenue,
          Future Tax Secured, Series A, 4.75%, 11/15/13 .........................................     1,000,000      1,012,860
          Future Tax Secured, Series B, 4.75%, 11/01/16 .........................................     2,200,000      2,224,794
          Future Tax Secured, Series B, Pre-Refunded, 6.00%, 11/15/13 ...........................     1,000,000      1,071,690
          sub. bond, Future Tax Secured, Refunding, Series B, 5.00%, 11/01/23 ...................     5,000,000      5,208,850
    New York Convention Center Development Corp. Revenue, Hotel Unit Fee Secured, AMBAC
       Insured, 5.00%, 11/15/20 .................................................................     5,775,000      5,958,356
    New York State Dormitory Authority Lease Revenue,
          Delaware Chenango Madison Otsego Board of Cooperative Education Services, XLCA Insured,
             5.00%, 8/15/21 .....................................................................     5,340,000      5,650,094
          State University Dormitory Facilities, Series A, Pre-Refunded, 5.50%, 7/01/12 .........     1,815,000      1,946,660
    New York State Dormitory Authority Revenue,
          Mount St. Mary College, Radian Insured, 4.00%, 7/01/12 ................................     2,080,000      2,002,624
          Teachers College, MBIA Insured, 4.00%, 7/01/12 ........................................     1,000,000      1,077,870
    New York State Dormitory Authority Revenues,
          City University, Refunding, Series F, FGIC Insured, 5.75%, 7/01/09 ....................       450,000        454,689
          Department of Health, Refunding, Series 2, 5.00%, 7/01/19 .............................     3,740,000      3,800,027
          Department of Health, Refunding, Sub Series 2, FGIC Insured, 5.00%, 7/01/18 ...........     5,000,000      5,260,700
          Hospital, Insured, Mortgage, Series A, FSA Insured, 5.25%, 8/15/15 ....................     5,000,000      5,455,200
          Hospital, Maimonides, MBIA Insured, 5.00%, 8/01/17 ....................................     1,720,000      1,827,139
          Hospital, Maimonides, MBIA Insured, 5.00%, 8/01/19 ....................................     1,895,000      1,974,855
          Mandatory Put 5/15/12, Refunding, Series B, 5.25%, 11/15/23 ...........................     2,000,000      2,112,100


                             Semiannual Report | 37

Franklin New York Tax-Free Trust

                                                                                                     PRINCIPAL
    FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                           AMOUNT         VALUE
    --------------------------------------------------------                                        -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    New York State Dormitory Authority Revenues, (continued)
          Montefiore Hospital, FGIC Insured, 5.00%, 2/01/18 .....................................   $ 2,975,000   $  3,142,373
          New York State Department of Health, Refunding, 5.25%, 7/01/17 ........................     5,000,000      5,232,500
          Non-State Supported Debt, Bishop Henry B. Hucles Nursing, 5.00%, 7/01/24 ..............     4,765,000      4,526,512
          Non-State Supported Debt, Mount Sinai School Medical New York University, Refunding,
             MBIA Insured, 5.00%, 7/01/19 .......................................................     2,500,000      2,683,025
          Non-State Supported Debt, Mount Sinai School Medical New York University, Refunding,
             MBIA Insured, 5.00%, 7/01/20 .......................................................     3,670,000      3,898,861
          Non-State Supported Debt, Municipal Health Facilities, Lease, Refunding, Sub Series
             2-2, 5.00%, 1/15/21 ................................................................     6,675,000      7,063,485
          Non-State Supported Debt, New York University, Series A, AMBAC Insured, 5.00%,
             7/01/23 ............................................................................     2,000,000      2,077,880
          Non-State Supported Debt, North Shore L.I. Jewish Obligation Group, Series A, 5.00%,
             5/01/23 ............................................................................     2,000,000      1,798,240
          Non-State Supported Debt, School District Bond Financing Program, Series C, Assured
             Guaranty, 7.25%, 10/01/28 ..........................................................     7,615,000      8,730,064
(a)       Non-State Supported Debt, School Districts, Financing Program, Series A, Assured
             Guaranty, 5.00%, 10/01/24 ..........................................................     5,000,000      5,044,700
          Office of General Services, MBIA Insured, Pre-Refunded, 5.00%, 4/01/18 ................     2,000,000      2,020,000
          Secured Hospital, Catskill Regional, Refunding, FGIC Insured, 5.25%, 2/15/18 ..........     2,300,000      2,465,048
          St. John's University, Series A, MBIA Insured, 5.00%, 7/01/14 .........................       750,000        800,468
          State Supported Debt, FSA Insured, 5.00%, 2/15/19 .....................................     5,470,000      5,672,663
          State Supported Debt, FSA Insured, 5.00%, 2/15/20 .....................................     3,500,000      3,594,640
          State Supported Debt, FSA Insured, 5.00%, 2/15/21 .....................................     5,475,000      5,560,629
          State Supported Debt, Lease, State University Dormitory Facilities, Series A, MBIA
             Insured, 5.00%, 7/01/21 ............................................................     1,980,000      2,009,898
          State Supported Debt, Lease, State University Dormitory Facilities, Series A, MBIA
             Insured, 5.00%, 7/01/22 ............................................................     1,730,000      1,744,515
          State University Educational Facilities, Third General Resolution, Refunding, Series A,
             MBIA Insured, 5.50%, 5/15/21 .......................................................     7,000,000      7,479,080
          University of Rochester, Series A, Pre-Refunded, 5.25%, 7/01/21 .......................       500,000        579,425
    New York State Dormitory Authority State Personal Income Tax Revenue, Education, Series D,
       5.00%, 3/15/14 ...........................................................................     1,000,000      1,109,800
    New York State Energy Research and Development Authority PCR, New York State Electric and
       Gas Corp. Project,
          MBIA Insured, 4.10%, 3/15/15 ..........................................................     2,000,000      2,015,260
          Series B, MBIA Insured, 4.00%, 10/15/15 ...............................................     5,000,000      5,056,650
          Series D, MBIA Insured, 4.10%, 12/01/15 ...............................................     2,000,000      2,024,020
    New York State Environmental Facilities Corp. State Clean Water and Drinking Revenue,
       Revolving Funds, Series B,
          5.80%, 1/15/16 ........................................................................     1,010,000      1,029,756
          Pre-Refunded, 5.80%, 1/15/16 ..........................................................     1,490,000      1,527,980
    New York State Thruway Authority General Revenue, Series F, AMBAC Insured, 5.00%,
       1/01/22 ..................................................................................     6,535,000      6,735,036
    New York State Thruway Authority Highway and Bridge Trust Fund Revenue,
       General, Second, Refunding, Series B, AMBAC Insured, 5.00%, 4/01/21 ......................     5,000,000      5,196,500
       General, Second, Series B, 5.00%, 4/01/18 ................................................     5,000,000      5,413,250
       Series A, FSA Insured, 5.25%, 4/01/12 ....................................................     1,620,000      1,779,732


                             38 | Semiannual Report

Franklin New York Tax-Free Trust

                                                                                                     PRINCIPAL
    FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                           AMOUNT         VALUE
    --------------------------------------------------------                                        -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    New York State Urban Development Corp. Revenue, State Personal Income Tax,
          Series A-1, 5.00%, 12/15/22 ...........................................................   $ 1,500,000   $  1,587,345
          Series A-1, 5.00%, 12/15/23 ...........................................................     2,500,000      2,621,275
          Series C-1, Empire State, 4.125%, 12/15/16 ............................................     1,490,000      1,551,626
          Series C-1, Empire State, 4.25%, 12/15/17 .............................................     1,955,000      2,026,533
    North Hempstead GO, FGIC Insured, Pre-Refunded, 6.00%, 7/15/14 ..............................     1,715,000      1,759,436
    Olean City School District GO, Refunding, FGIC Insured, 4.375%, 6/15/17 .....................     1,335,000      1,371,646
    Rochester GO,
          MBIA Insured, ETM, 4.125%, 2/15/10 ....................................................       520,000        536,739
          Refunding, MBIA Insured, 4.125%, 2/15/10 ..............................................       490,000        502,402
    Sales Tax Asset Receivable Corp. Revenue, Series A, MBIA Insured, 5.25%, 10/15/18 ...........     5,000,000      5,486,700
    Saratoga Springs City School District GO, Series A, FSA Insured, 4.50%, 6/15/15 .............     1,025,000      1,072,878
    Schenectady Metroplex Development Authority Revenue, FGIC Insured, 4.50%, 9/15/21 ...........     1,720,000      1,746,987
    Suffolk County Judicial Facilities Agency Service Agreement Revenue, John P. Cohalan Complex,
       AMBAC Insured,
          5.25%, 10/15/14 .......................................................................     1,435,000      1,468,608
          5.00%, 4/15/16 ........................................................................     1,000,000      1,019,690
    Suffolk County Water Authority Waterworks Revenue, sub. lien, Refunding, MBIA Insured,
       5.10%, 6/01/13 ...........................................................................     2,000,000      2,241,220
    Tobacco Settlement Financing Corp. Revenue, Asset-Backed, Series A-1,
          5.50%, 6/01/19 ........................................................................     5,000,000      5,083,100
          AMBAC Insured, 5.25%, 6/01/21 .........................................................     4,200,000      4,256,028
    Upper Mohawk Valley Regional Water Finance Authority Water System Revenue, AMBAC Insured,
          5.75%, 4/01/20 ........................................................................       165,000        170,701
          Pre-Refunded, 5.75%, 4/01/20 ..........................................................       835,000        887,605
    Western Nassau County Water Authority Water System Revenue, AMBAC Insured, 5.00%,
       5/01/19 ..................................................................................     1,525,000      1,602,318
    Yonkers GO, Series A, AMBAC Insured, 5.00%, 12/15/14 ........................................     1,795,000      1,893,743
    Yorktown Central School District GO, MBIA Insured, Pre-Refunded, 4.625%, 6/15/18 ............     1,890,000      1,944,356
                                                                                                                  ------------
                                                                                                                   310,492,344
                                                                                                                  ------------
    U.S. TERRITORIES 9.5%
    PUERTO RICO 8.1%
    Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Senior Lien, Series A,
       Assured Guaranty, 5.00%, 7/01/16 .........................................................     5,190,000      5,265,203
    Puerto Rico Commonwealth GO, Public Improvement, Assured Guaranty Insured, 5.25%,
       7/01/18 ..................................................................................     1,820,000      1,849,156
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Refunding, Series N, Assured Guaranty, 5.50%, 7/01/21 ....................................     4,000,000      4,158,840
    Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Refunding,
       Series C, BHAC Insured, 5.50%, 7/01/20 ...................................................    11,550,000     13,005,416
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
       Financing Authority Revenue, Ana G. Mendez University System Project, 5.00%,
          3/01/16 ...............................................................................     2,605,000      2,187,835
          3/01/21 ...............................................................................     2,555,000      1,900,077
                                                                                                                  ------------
                                                                                                                    28,366,527
                                                                                                                  ------------


                             Semiannual Report | 39

Franklin New York Tax-Free Trust

                                                                                                     PRINCIPAL
    FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                           AMOUNT         VALUE
    --------------------------------------------------------                                        -----------   ------------
    MUNICIPAL BONDS (CONTINUED)
    U.S. TERRITORIES (CONTINUED)
    VIRGIN ISLANDS 1.4%
    Virgin Islands PFAR, Virgin Islands Matching Fund Loan Notes, senior lien, Refunding,
       Series A, 5.30%, 10/01/11 ................................................................   $ 3,000,000   $  3,007,620
    Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.125%,
       7/01/13 ..................................................................................     1,775,000      1,759,203
    Virgin Islands Water and Power Authority Water System Revenue, Refunding, 5.00%,
       7/01/09 ..................................................................................       200,000        198,496
                                                                                                                  ------------
                                                                                                                     4,965,319
                                                                                                                  ------------
    TOTAL U.S. TERRITORIES ......................................................................                   33,331,846
                                                                                                                  ------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS (COST $341,709,836) .....................                  343,824,190
                                                                                                                  ------------
    SHORT TERM INVESTMENTS 1.8%
    MUNICIPAL BONDS 1.8%
    NEW YORK 1.8%
(b) New York City IDAR, Liberty, One Bryant Park LLC, Series B, Daily VRDN and Put, 0.35%,
    11/01/39 ....................................................................................     1,700,000      1,700,000
(b) New York City Municipal Water Finance Authority Water and Sewer System Revenue,
       Refunding, Series B, Sub Series B-3, Daily VRDN and Put, 0.30%, 6/15/25 ..................     3,850,000      3,850,000
       Second General Resolution, Refunding, Series CC, Sub Series CC-1, Daily VRDN and Put,
          0.30%, 6/15/38 ........................................................................       800,000        800,000
                                                                                                                  ------------
    TOTAL SHORT TERM INVESTMENTS (COST $6,350,000) ..............................................                    6,350,000
                                                                                                                  ------------
    TOTAL INVESTMENTS (COST $348,059,836) 99.8% .................................................                  350,174,190
    OTHER ASSETS, LESS LIABILITIES 0.2% .........................................................                      601,341
                                                                                                                  ------------
    NET ASSETS 100.0% ...........................................................................                 $350,775,531
                                                                                                                  ============

See Abbreviations on page 58.

(a)  Security purchased on a when-issued basis. See Note 1(b).

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                             40 | Semiannual Report

Franklin New York Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND

                                                  SIX MONTHS ENDED               YEAR ENDED SEPTEMBER 30,
                                                   MARCH 31, 2009    ------------------------------------------------
CLASS A                                              (UNAUDITED)      2008       2007       2006     2005     2004(a)
-------                                           ----------------   -------    -------   -------   -------   -------
PER SHARE OPERATING PERFORMANCE
   (for a share outstanding throughout the
   period)
Net asset value, beginning of period...........       $  1.00        $  1.00    $  1.00   $  1.00   $  1.00   $  1.00
                                                      -------        -------    -------   -------   -------   -------
Income from investment operations -
   net investment income.......................         0.002          0.020      0.030     0.026     0.014     0.003
Less distributions from net investment
   income .....................................        (0.002)        (0.020)    (0.030)   (0.026)   (0.014)   (0.003)
                                                      -------        -------    -------   -------   -------   -------
Net asset value, end of period.................       $  1.00        $  1.00    $  1.00   $  1.00   $  1.00   $  1.00
                                                      =======        =======    =======   =======   =======   =======
Total return(b) ...............................          0.19%          2.00%      3.02%     2.59%     1.42%     0.32%
RATIOS TO AVERAGE NET ASSETS(c)
Expenses before waiver and payments by
   affiliates .................................          0.81%          0.81%      0.79%     0.79%     0.80%     0.76%
Expenses net of waiver and payments by
   affiliates .................................          0.58%          0.64%      0.64%     0.64%     0.64%     0.62%
Net investment income .........................          0.36%          1.95%      2.99%     2.56%     1.39%     0.42%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ............        $76,730        $77,967    $64,648   $60,786   $59,965   $72,147

(a)  For the period January 1, 2004 to September 30, 2004.

(b) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(c)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 41

Franklin New York Tax-Free Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2009 (UNAUDITED)

                                                                                                     PRINCIPAL
    FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND                                                            AMOUNT         VALUE
    ---------------------------------------                                                         -----------   ------------
    INVESTMENTS 100.1%
    MUNICIPAL BONDS 100.1%
    NEW YORK 98.8%
(a) Albany IDA Civic Facilities Revenue, Albany Medical Center Hospital Project, Series A,
       Weekly VRDN and Put, 0.54%, 5/01/27 ......................................................   $ 1,000,000   $  1,000,000
(a) Buffalo Municipal Water Finance Authority Water System Revenue, Refunding, Weekly VRDN
       and Put, 0.37%, 7/01/35 ..................................................................     2,475,000      2,475,000
    Ithaca City GO, BAN, Series A, 3.25%, 1/15/10 ...............................................     1,400,000      1,408,103
(a) Liberty Development Corp. Revenue, 377 Greenwich LLC, Weekly VRDN and Put, 0.30%,
       12/01/39 .................................................................................     3,600,000      3,600,000
    MTA Commuter Facilities Revenue, Series A, Pre-Refunded, 6.00%, 7/01/24 .....................     1,000,000      1,029,744
(a) MTA Revenue, Transportation,
          Refunding, Series G, Daily VRDN and Put, 0.30%, 11/01/26 ..............................     7,000,000      7,000,000
          Refunding, Series G1, Weekly VRDN and Put, 0.25%, 11/01/26 ............................     3,000,000      3,000,000
          Series G, Sub Series G-2, Daily VRDN and Put, 0.19%, 11/01/26 .........................     3,200,000      3,200,000
(a) New York City GO,
          Series A, Sub Series A-3, Weekly VRDN and Put, 0.35%, 8/01/31 .........................     1,300,000      1,300,000
          Series A, Sub Series A-6, Weekly VRDN and Put, 0.31%, 8/01/19 .........................     3,300,000      3,300,000
          Series E, Sub Series E-2, Daily VRDN and Put, 0.30%, 8/01/34 ..........................       700,000        700,000
          Series I, Sub Series I-5, Daily VRDN and Put, 0.20%, 4/01/36 ..........................     2,300,000      2,300,000
          Series L, Sub Series L-4, Daily VRDN and Put, 0.15%, 4/01/38 ..........................     4,700,000      4,700,000
(a) New York City HDC,
          MF Rental Housing Revenue, 90 Washington Street, Series A, FNMA Insured, Weekly VRDN
             and Put, 0.25%, 2/15/35 ............................................................     1,700,000      1,700,000
          MF Rental Housing Revenue, Carnegie Park, Series A, Weekly VRDN and Put, 0.32%,
             11/15/19 ...........................................................................     4,750,000      4,750,000
          MF Rental Housing Revenue, One Columbus Place Development, Series A, FNMA Insured,
             Weekly VRDN and Put, 0.45%, 11/15/28 ...............................................     1,000,000      1,000,000
          MFMR, 245 East 124th Street, Weekly VRDN and Put, 0.25%, 11/01/46 .....................     2,500,000      2,500,000
(a) New York City Municipal Water Finance Authority Water and Sewer System Revenue, Second
       General Resolution, Refunding, Series CC, Sub Series CC-1, Daily VRDN and Put, 0.30%,
          6/15/38 ...............................................................................     1,700,000      1,700,000
(a) New York City Transitional Finance Authority Revenue, New York City Recovery, Series 1,
       Sub Series 1D, Daily VRDN and Put, 0.45%, 11/01/22 .......................................     1,075,000      1,075,000
(a) New York City Trust for Cultural Resources Revenue,
          Lincoln Center for the Performing Arts Inc., Series B-1, Weekly VRDN and Put, 0.27%,
             11/01/38 ...........................................................................     3,000,000      3,000,000
          Solomon R. Guggenheim Foundation, Series B, Weekly VRDN and Put, 0.45%, 12/01/15 ......     2,050,000      2,050,000
(a) New York State Dormitory Authority Revenues,
          Cornell University, Series B, Weekly VRDN and Put, 0.26%, 7/01/30 .....................     1,800,000      1,800,000
          State Supported Debt, City University of New York, Consolidated 5th, Refunding, Series
             D, Weekly VRDN and Put, 0.35%, 7/01/31 .............................................     4,000,000      4,000,000
          State Supported Debt, New York Library, Series A, Weekly VRDN and Put, 0.28%,
             7/01/28 ............................................................................     3,000,000      3,000,000
(a) New York State Energy Research and Development Authority PCR, New York State Electric and
       Gas Corp. Project, Refunding,
          Series C, Weekly VRDN and Put, 0.38%, 6/01/29 .........................................     3,000,000      3,000,000
          Series D2, Weekly VRDN and Put, 0.45%, 10/01/29 .......................................     3,000,000      3,000,000
(a) New York State HFAR,
          10 Liberty, Series A, Weekly VRDN and Put, 0.32%, 5/01/35 .............................       600,000        600,000
          Housing, College Arms, Series A, Weekly VRDN and Put, 0.45%, 5/01/48 ..................     3,795,000      3,795,000


                             42 | Semiannual Report

Franklin New York Tax-Free Trust

                                                                                                     PRINCIPAL
    FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND                                                            AMOUNT         VALUE
    ---------------------------------------                                                         -----------   ------------
    INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
(a) New York State Local Government Assistance Corp. Revenue, Series G, Weekly VRDN and Put,
       0.35%, 4/01/25 ...........................................................................   $ 2,600,000   $  2,600,000
(a) Triborough Bridge and Tunnel Authority Revenues, Refunding, Series B, Sub Series B-3,
       Weekly VRDN and Put, 0.49%, 1/01/32 ......................................................     1,200,000      1,200,000
                                                                                                                  ------------
                                                                                                                    75,782,847
                                                                                                                  ------------
    U.S. TERRITORIES 1.3%
    PUERTO RICO 1.3%
    Puerto Rico Commonwealth TRAN, Series A, Sub Series A2, 3.00%, 7/30/09 ......................     1,000,000      1,004,410
                                                                                                                  ------------
    TOTAL INVESTMENTS (COST $76,787,257) 100.1% .................................................                   76,787,257
    OTHER ASSETS, LESS LIABILITIES (0.1)% .......................................................                      (56,811)
                                                                                                                  ------------
    NET ASSETS 100.0% ...........................................................................                 $ 76,730,446
                                                                                                                  ============

See Abbreviations on page 58.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 43

Franklin New York Tax-Free Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2009 (unaudited)

                                                                     FRANKLIN       FRANKLIN NEW YORK     FRANKLIN
                                                                     NEW YORK       INTERMEDIATE-TERM     NEW YORK
                                                                 INSURED TAX-FREE       TAX-FREE         TAX-EXEMPT
                                                                    INCOME FUND        INCOME FUND       MONEY FUND
                                                                 ----------------   -----------------   -----------
Assets:
   Investments in securities:
      Cost ...................................................     $ 508,400,884      $ 348,059,836     $76,787,257
                                                                   -------------      -------------     -----------
      Value ..................................................     $ 481,375,609      $ 350,174,190     $76,787,257
   Cash ......................................................            78,132            159,430         301,048
   Receivables:
      Capital shares sold ....................................         1,132,112          1,730,004          41,931
      Interest ...............................................         7,516,331          4,573,392          56,196
   Other assets ..............................................               956                672           2,330
                                                                   -------------      -------------     -----------
         Total assets ........................................       490,103,140        356,637,688      77,188,762
                                                                   -------------      -------------     -----------
Liabilities:
   Payables:
      Investment securities purchased ........................         3,005,880          4,904,850              --
      Capital shares redeemed ................................         1,838,427            274,034         406,089
      Affiliates .............................................           342,655            235,963          19,878
      Distributions to shareholders ..........................           606,381            384,540             237
   Accrued expenses and other liabilities ....................            76,387             62,770          32,112
                                                                   -------------      -------------     -----------
         Total liabilities ...................................         5,869,730          5,862,157         458,316
                                                                   -------------      -------------     -----------
            Net assets, at value .............................     $ 484,233,410      $ 350,775,531     $76,730,446
                                                                   =============      =============     ===========
Net assets consist of:
   Paid-in capital ...........................................     $ 526,829,396      $ 353,522,016     $76,784,418
   Distributions in excess of net investment income ..........          (179,762)           (68,041)             --
   Net unrealized appreciation (depreciation) ................       (27,025,275)         2,114,354              --
   Accumulated net realized gain (loss) ......................       (15,390,949)        (4,792,798)        (53,972)
                                                                   -------------      -------------     -----------
            Net assets, at value .............................     $ 484,233,410      $ 350,775,531     $76,730,446
                                                                   =============      =============     ===========
CLASS A:
   Net assets, at value ......................................     $ 426,787,687      $ 321,384,897     $76,730,446
                                                                   =============      =============     ===========
   Shares outstanding ........................................        41,021,997         30,215,834      76,784,418
                                                                   =============      =============     ===========
   Net asset value per share(a) ..............................     $       10.40      $       10.64     $      1.00
                                                                   =============      =============     ===========
   Maximum offering price per share (net asset value per share
      / 95.75%, 97.75% and 100%, respectively) ...............     $       10.86      $       10.88     $      1.00
                                                                   =============      =============     ===========
CLASS C:
   Net assets, at value ......................................     $ 57,445,723$         29,093,667              --
                                                                   =============      =============     ===========
   Shares outstanding ........................................         5,428,964          2,729,706              --
                                                                   =============      =============     ===========
   Net asset value and maximum offering price per share(a) ...     $       10.58      $       10.66              --
                                                                   =============      =============     ===========
ADVISOR CLASS:
   Net assets, at value ......................................                --      $     296,967              --
                                                                   =============      =============     ===========
   Shares outstanding ........................................                --             27,916              --
                                                                   =============      =============     ===========
   Net asset value and maximum offering price per share ......                --      $       10.64              --
                                                                   =============      =============     ===========

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                             44 | Semiannual Report

Franklin New York Tax-Free Trust

STATEMENTS OF OPERATIONS
for the six months ended March 31, 2009 (unaudited)

                                                                 FRANKLIN       FRANKLIN NEW YORK     FRANKLIN
                                                                 NEW YORK       INTERMEDIATE-TERM     NEW YORK
                                                             INSURED TAX-FREE        TAX-FREE        TAX-EXEMPT
                                                                INCOME FUND        INCOME FUND       MONEY FUND
                                                             ----------------   -----------------   -----------
Investment income:
   Interest ..............................................     $12,632,497         $ 7,512,616        $395,111
                                                               -----------         -----------        --------
Expenses:
   Management fees (Note 3a) .............................       1,212,922             889,176         263,704
   Distribution fees: (Note 3c)
      Class A ............................................         213,896             150,442              --
      Class C ............................................         179,330              72,267              --
   Transfer agent fees (Note 3e) .........................          87,279              74,655          25,683
   Custodian fees ........................................           4,250               2,497             541
   Reports to shareholders ...............................          22,148              14,598           4,751
   Registration and filing fees ..........................          19,477              25,885           6,484
   Professional fees .....................................          16,803              14,827          13,972
   Trustees' fees and expenses ...........................          17,182              12,068           3,384
   Temporary Guarantee Program fee (Note 7) ..............              --                  --          14,890
   Other .................................................          24,885              21,323          10,328
                                                               -----------         -----------        --------
      Total expenses .....................................       1,798,172           1,277,738         343,737
      Expenses waived/paid by affiliates (Note 3f) .......              --                  --         (99,174)
                                                               -----------         -----------        --------
         Net expenses ....................................       1,798,172           1,277,738         244,563
                                                               -----------         -----------        --------
            Net investment income ........................      10,834,325           6,234,878         150,548
                                                               -----------         -----------        --------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments .............      (8,873,337)         (2,516,593)             --
   Net change in unrealized appreciation (depreciation) on
      investments ........................................      14,148,925          10,843,426              --
                                                               -----------         -----------        --------
Net realized and unrealized gain (loss) ..................       5,275,588           8,326,833              --
                                                               -----------         -----------        --------
Net increase (decrease) in net assets resulting from
   operations ............................................     $16,109,913         $14,561,711        $150,548
                                                               ===========         ===========        ========

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 45

Franklin New York Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                      FRANKLIN NEW YORK                     FRANKLIN NEW YORK
                                                          INSURED                           INTERMEDIATE-TERM
                                                     TAX-FREE INCOME FUND                  TAX-FREE INCOME FUND
                                          -------------------------------------   -------------------------------------
                                          SIX MONTHS ENDED                        SIX MONTHS ENDED
                                           MARCH 31, 2009        YEAR ENDED       MARCH 31, 2009         YEAR ENDED
                                             (UNAUDITED)     SEPTEMBER 30, 2008      (UNAUDITED)     SEPTEMBER 30, 2008
                                          ----------------   ------------------   ----------------   ------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...........     $ 10,834,325        $ 23,747,012        $  6,234,878        $ 11,139,228
      Net realized gain (loss) from
         investments ..................       (8,873,337)         (2,370,202)         (2,516,593)             30,951
      Net change in unrealized
         appreciation (depreciation)
         on investments ...............       14,148,925         (54,985,345)         10,843,426         (13,995,257)
                                            ------------        ------------        ------------        ------------
         Net increase (decrease) in net
            assets resulting from
            operations ................       16,109,913         (33,608,535)         14,561,711          (2,825,078)
                                            ------------        ------------        ------------        ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ......................       (9,898,202)        (21,693,132)         (5,750,271)        (10,948,597)
         Class C ......................       (1,109,426)         (2,109,940)           (341,912)           (423,169)
         Advisor Class ................               --                  --              (8,221)                 --
                                            ------------        ------------        ------------        ------------
   Total distributions to shareholders       (11,007,628)        (23,803,072)         (6,100,404)        (11,371,766)
                                            ------------        ------------        ------------        ------------
   Capital share transactions: (Note 2)
         Class A ......................      (44,905,803)            171,324          (7,175,792)         60,565,939
         Class C ......................       (1,037,678)         10,506,545          10,497,268           7,567,951
         Advisor Class ................               --                  --             324,400                  --
                                            ------------        ------------        ------------        ------------
   Total capital share transactions ...      (45,943,481)         10,677,869           3,645,876          68,133,890
                                            ------------        ------------        ------------        ------------
   Redemption fees ....................               --               3,214                  --               4,458
                                            ------------        ------------        ------------        ------------
            Net increase (decrease) in
               net assets .............      (40,841,196)        (46,730,524)         12,107,183          53,941,504
Net assets:
   Beginning of period ................      525,074,606         571,805,130         338,668,348         284,726,844
                                            ------------        ------------        ------------        ------------
   End of period ......................     $484,233,410        $525,074,606        $350,775,531        $338,668,348
                                            ============        ============        ============        ============
Distributions in excess of net
   investment income included in net
   assets:
      End of period ...................     $   (179,762)       $     (6,459)       $    (68,041)       $   (202,515)
                                            ============        ============        ============        ============

   The accompanying notes are an integral part of these financial statements.


                             46 | Semiannual Report

Franklin New York Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                  FRANKLIN NEW YORK
                                                                                TAX-EXEMPT MONEY FUND
                                                                        -------------------------------------
                                                                        SIX MONTHS ENDED
                                                                         MARCH 31, 2009        YEAR ENDED
                                                                           (UNAUDITED)     SEPTEMBER 30, 2008
                                                                        ----------------   ------------------
Increase (decrease) in net assets:
   Operations:
   Net investment income ............................................      $   150,548        $ 1,342,004
   Net realized gain (loss) from investments ........................               --            (35,990)
                                                                           -----------        -----------
      Net increase (decrease) in net assets resulting from operations          150,548          1,306,014
                                                                           -----------        -----------
   Distributions to shareholders from net investment income .........         (150,548)        (1,342,004)
   Capital share transactions (Note 2) ..............................       (1,236,548)        13,354,877
                                                                           -----------        -----------
      Net increase (decrease) in net assets .........................       (1,236,548)        13,318,887
Net assets (there is no undistributed net investment income at beginning or end of period):
   Beginning of period ..............................................       77,966,994         64,648,107
                                                                           -----------        -----------
   End of period ....................................................      $76,730,446        $77,966,994
                                                                           ===========        ===========

   The accompanying notes are an integral part of these financial statements.


                             Semiannual Report | 47

Franklin New York Tax-Free Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin New York Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of three funds (Funds). The classes of shares offered within each of the Funds are indicated below. Effective December 1, 2008, the Franklin New York Intermediate-Term Tax-Free Income Fund began offering a new class of shares, Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A                     CLASS A & CLASS C         CLASS A, CLASS C & ADVISOR CLASS
-------                 -------------------------   -----------------------------------
Franklin New York       Franklin New York Insured   Franklin New York Intermediate-Term
Tax-Exempt Money Fund      Tax-Free Income Fund            Tax-Free Income Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

Securities in the Franklin New York Tax-Exempt Money Fund are valued at amortized cost which approximates market value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


                             48 | Semiannual Report

Franklin New York Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. SECURITIES PURCHASED ON A WHEN-ISSUED AND DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

The Funds have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of March 31, 2009, and have determined that no provision for income tax is required in the Funds' financial statements.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.


                             Semiannual Report | 49

Franklin New York Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, there is a risk that in the event of an issuer default, the insurer may not be able to fulfill its obligations under the terms of the policy.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the funds and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                             50 | Semiannual Report

Franklin New York Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Franklin New York Tax-Exempt Money Fund's shares were at $1.00 per share. Transactions in the Funds' shares were as follows:

                                                               FRANKLIN NEW YORK            FRANKLIN NEW YORK
                                                                    INSURED                 INTERMEDIATE-TERM
                                                              TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                                          ---------------------------   -------------------------
                                                             SHARES         AMOUNT        SHARES        AMOUNT
                                                          -----------   -------------   ----------   ------------
CLASS A SHARES:
Six Months ended March 31, 2009
   Shares sold ........................................     3,559,623   $  35,999,058    6,085,560   $ 63,428,290
   Shares issued in reinvestment of distributions .....       629,490       6,376,576      381,568      3,983,160
   Shares redeemed ....................................    (8,713,338)    (87,281,437)  (7,182,801)   (74,587,242)
                                                          -----------   -------------   ----------   ------------
   Net increase (decrease) ............................    (4,524,225)  $ (44,905,803)    (715,673)  $ (7,175,792)
                                                          ===========   =============   ==========   ============
Year ended September 30, 2008
   Shares sold ........................................    13,109,733   $ 147,163,051   11,955,561   $129,193,509
   Shares issued in reinvestment of distributions .....     1,327,234      14,788,324      724,830      7,834,792
   Shares redeemed ....................................   (14,499,507)   (161,780,051)  (7,079,775)   (76,462,362)
                                                          -----------   -------------   ----------   ------------
   Net increase (decrease) ............................       (62,540)  $     171,324    5,600,616   $ 60,565,939
                                                          ===========   =============   ==========   ============
CLASS C SHARES:
Six Months ended March 31, 2009
   Shares sold ........................................       672,841   $   6,873,929    1,221,690   $ 12,858,147
   Shares issued in reinvestment of distributions .....        69,292         714,528       20,963        219,842
   Shares redeemed ....................................      (849,713)     (8,626,135)    (247,050)    (2,580,721)
                                                          -----------   -------------   ----------   ------------
   Net increase (decrease) ............................      (107,580)  $  (1,037,678)     995,603   $ 10,497,268
                                                          ===========   =============   ==========   ============
Year ended September 30, 2008
   Shares sold ........................................     2,114,246   $  24,094,389      859,831   $  9,290,185
   Shares issued in reinvestment of distributions .....       119,447       1,350,633       25,739        278,459
   Shares redeemed ....................................    (1,326,910)    (14,938,477)    (184,774)    (2,000,693)
                                                          -----------   -------------   ----------   ------------
   Net increase (decrease) ............................       906,783   $  10,506,545      700,796   $  7,567,951
                                                          ===========   =============   ==========   ============
ADVISOR CLASS SHARES:
Period ended March 31, 2009(a)
   Shares sold ........................................                                    184,718   $  1,991,200
   Shares issued in reinvestment of distributions .....                                         26            279
   Shares redeemed ....................................                                   (156,828)    (1,667,079)
                                                                                        ----------   ------------
   Net increase (decrease) ............................                                     27,916   $    324,400
                                                                                        ==========   ============

(a)  For the period December 1, 2008 (effective date) to March 31, 2009.


                             Semiannual Report | 51

Franklin New York Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                          FRANKLIN NEW YORK
                                                              TAX-EXEMPT
                                                              MONEY FUND
                                                                AMOUNT
                                                          -----------------
CLASS A SHARES:
Six Months ended March 31, 2009
   Shares sold ........................................      $ 37,759,648
   Shares issued in reinvestment of distributions .....           127,816
   Shares redeemed ....................................       (39,124,012)
                                                             ------------
   Net increase (decrease) ............................      $ (1,236,548)
                                                             ============
Year ended September 30, 2008
   Shares sold ........................................      $ 65,194,391
   Shares issued in reinvestment of distributions .....         1,325,921
   Shares redeemed ....................................       (53,165,435)
                                                             ------------
   Net increase (decrease) ............................      $ 13,354,877
                                                             ============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ----------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Funds, except the Franklin New York Tax-Exempt Money Fund, pay an investment management fee to Advisers based on the month-end net assets of each of the funds and the Franklin New York Tax-Exempt Money Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

ANNUALIZED FEE RATE                        NET ASSETS
-------------------   ---------------------------------------------------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         Over $250 million, up to and including $7.5 billion
       0.440%         Over $7.5 billion, up to and including $10 billion
       0.430%         Over $10 billion, up to and including $12.5 billion
       0.420%         Over $12.5 billion, up to and including $15 billion
       0.400%         Over $15 billion, up to and including $17.5 billion
       0.380%         Over $17.5 billion, up to and including $20 billion
       0.360%         In excess of $20 billion


                             52 | Semiannual Report

Franklin New York Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the funds' Class A reimbursement distribution plans, the funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the funds' compensation distribution plans, the funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                                 FRANKLIN NEW YORK       FRANKLIN NEW YORK
                                      INSURED            INTERMEDIATE-TERM
                                TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                                --------------------   --------------------
Reimbursement Plans:
   Class A ..................           0.10%                  0.10%
Compensation Plans:
   Class C ..................           0.65%                  0.65%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                                  FRANKLIN NEW YORK      FRANKLIN NEW YORK    FRANKLIN NEW YORK
                                                       INSURED           INTERMEDIATE-TERM        TAX-EXEMPT
                                                TAX-FREE INCOME FUND   TAX-FREE INCOME FUND       MONEY FUND
                                                --------------------   --------------------   -----------------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers ......          $58,029                $20,757                   --
Contingent deferred sales charges
   retained .................................          $54,077                $53,696              $31,229


                             Semiannual Report | 53

Franklin New York Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

For the period ended March 31, 2009, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                       FRANKLIN NEW YORK       FRANKLIN NEW YORK    FRANKLIN NEW YORK
                           INSURED             INTERMEDIATE-TERM       TAX-EXEMPT
                      TAX-FREE INCOME FUND   TAX-FREE INCOME FUND      MONEY FUND
                      --------------------   --------------------   -----------------
Transfer agent
   fees ...........         $54,603                $40,915               $15,912

F. WAIVER AND EXPENSE REIMBURSEMENTS

For the Franklin New York Tax-Exempt Money Fund, Advisers has agreed in advance to waive all or a portion of its fees and to assume payment of other expenses through January 31, 2010. Total expenses waived or paid are not subject to reimbursement by the fund subsequent to the fund's fiscal year end. After January 31, 2010, Advisers may discontinue this waiver at any time upon notice to the fund's Board of Trustees.

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At September 30, 2008, the capital loss carryforwards were as follows:

                                                     FRANKLIN NEW YORK    FRANKLIN
                               FRANKLIN NEW YORK     INTERMEDIATE-TERM    NEW YORK
                                    INSURED              TAX-FREE        TAX-EXEMPT
                             TAX-FREE INCOME FUND      INCOME FUND       MONEY FUND
                             --------------------   ------------------   ----------
Capital loss carryforwards
   expiring in:
   2009 ..................        $       --            $      251         $    --
   2010 ..................                --                34,731              --
   2011 ..................           474,738                    --              --
   2012 ..................                --               164,472              --
   2014 ..................            18,771                10,330              --
   2015 ..................                --             1,070,408           5,477
   2016 ..................         3,617,726               996,013          12,505
                                  ----------            ----------         -------
                                  $4,111,235            $2,276,205         $17,982
                                  ==========            ==========         =======

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At September 30, 2008, the Franklin New York Insured Tax-Free Income Fund and the Franklin New York Tax-Exempt Money Fund deferred realized capital losses of $1,167,945 and $35,990, respectively.


                             54 | Semiannual Report

Franklin New York Tax-Free Trust

4. INCOME TAXES (CONTINUED)

At March 31, 2009, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                           FRANKLIN NEW YORK      FRANKLIN NEW YORK
                                               INSURED            INTERMEDIATE-TERM
                                         TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                                         --------------------   --------------------
Cost of investments ..................       $509,559,974           $348,021,127
                                             ------------           ------------
Unrealized appreciation ..............       $  6,776,799           $  7,163,600
Unrealized depreciation ..............        (34,961,164)            (5,010,537)
                                             ------------           ------------
Net unrealized appreciation
   (depreciation) ....................       $(28,184,365)          $  2,153,063
                                             ============           ============

At March 31, 2009, the cost of investments for book and income tax purposes was the same for the Franklin New York Tax-Exempt Money Fund.

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of bond discounts and wash sales.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended March 31, 2009, were as follows:

                               FRANKLIN NEW YORK      FRANKLIN NEW YORK
                                   INSURED            INTERMEDIATE-TERM
                             TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                             --------------------   --------------------
Purchases ................        $13,842,380            $39,530,653
Sales ....................        $49,234,676            $30,667,068

6. CONCENTRATION OF RISK

Each of the Funds invests a large percentage of its total assets in obligations of issuers within New York or U.S. territories. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within New York or U.S. territories. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuers and may subject the funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.


                             Semiannual Report | 55

Franklin New York Tax-Free Trust

7. TEMPORARY GUARANTEE PROGRAM

On October 6, 2008, the Franklin New York Tax-Exempt Money Fund's Board of Trustees approved the participation in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds ("Program") through December 18, 2008, which was subsequently extended through April 30, 2009. Under the Program, shares held by the fund as of the close of business on September 19, 2008 ("Program Date") were insured against loss in the event the fund liquidated its holdings during the term of the Program and the per share value at the time of liquidation dropped below $0.995. For participation in the initial three months of the Program, the fund paid 0.01% of its net assets as of the Program Date, and paid an additional 0.015% of its net assets as of the Program Date to participate in the extension. This expense was borne by the fund without regard to any expense limitation currently in effect for the fund. The fees are amortized over the term of the Program. Although the U.S. Department of the Treasury extended the Program with a third and final installment, through September 18, 2009, the fund has elected not to participate in this extension. Thus, the fund's participation in the Program ended on April 30, 2009.

8. UPCOMING ACQUISITIONS/MERGERS

On April 14, 2009, the Board of Trustees for the Franklin New York Tax-Free Trust approved a proposal to merge the Franklin New York Tax-Exempt Money Fund into the Franklin Tax-Exempt Money Fund, subject to approval by the shareholders of Franklin New York Tax-Exempt Money Fund.

9. CREDIT FACILITY

Effective January 23, 2009, the Funds, except the Franklin New York Tax-Exempt Money Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the funds shall, in addition to interest charged on any borrowings made by the funds and other costs incurred by the funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the funds incurred commitment fees of $377 of their pro rata portion of the Global Credit Facility, which is reflected in Other expenses on the Statements of Operations. During the period ended March 31, 2009, the funds did not utilize the Global Credit Facility.


                             56 | Semiannual Report

Franklin New York Tax-Free Trust

10. FAIR VALUE MEASUREMENTS

The Funds adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on October 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Funds have determined that the implementation of SFAS 157 did not have a material impact on the Funds' financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. Money market securities may be valued using amortized cost, in accordance with the 1940 Act. Generally, amortized cost reflects the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as a Level 2.

At March 31, 2009, all of the Funds' investments in securities carried at fair value were in Level 2 inputs.

11. NEW ACCOUNTING PRONOUNCEMENT

In April 2009, FASB issued FASB Staff Position FSP FAS 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" (FSP FAS 157-4), which provides additional guidance when the volume and level of activity for the asset or liability measured at fair value have significantly decreased. Additionally, FSP FAS 157-4 amends FASB Statement No. 157, Fair Value Measurements, expanding disclosure requirements by reporting entities surrounding the major categories of assets and liabilities carried at fair value. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. The Funds are currently evaluating the impact, if any, of applying FSP FAS 157-4.


                             Semiannual Report | 57

Franklin New York Tax-Free Trust

ABBREVIATIONS

SELECTED PORTFOLIO

AMBAC - American Municipal Bond Assurance Corp.
BAN   - Bond Anticipation Note
BHAC  - Berkshire Hathaway Assurance Corp.
CIFG  - CDC IXIS Financial Guaranty
COP   - Certificate of Participation
ETM   - Escrow to Maturity
FGIC  - Financial Guaranty Insurance Co.
FNMA  - Federal National Mortgage Association
FSA   - Financial Security Assurance Inc.
GNMA  - Government National Mortgage Association
GO    - General Obligation
HDC   - Housing Development Corp.
HFAR  - Housing Finance Authority Revenue
IDA   - Industrial Development Authority/Agency
IDAR  - Industrial Development Authority Revenue
MBIA  - Municipal Bond Investors Assurance Corp.
MF    - Multi-Family
MFMR  - Multi-Family Mortgage Revenue
MTA   - Metropolitan Transit Authority
PCR   - Pollution Control Revenue
PFAR  - Public Financing Authority Revenue
TRAN  - Tax and Revenue Anticipation Note
XLCA  - XL Capital Assurance


                             58 | Semiannual Report

Franklin New York Tax-Free Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 24, 2009, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the three separate tax-exempt funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund. Such material also discussed some of the actions taken by management in coping with problems arising out of the past year's financial upheaval.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the


                             Semiannual Report | 59

Franklin New York Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a pre-designated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to the overall performance and actions taken by the Manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced during the past year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had minimized exposure of funds within the Franklin Templeton complex to subprime mortgages and that its continuous monitoring of counterparty credit risk had limited fund exposure to firms experiencing financial difficulties like Bear Stearns and AIG. The same type of conservative approach and attention to risk had also prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex, including the sweep money fund utilized by many of the funds as part of their cash management. The Board also took into account, among other things, management's efforts in establishing a $725 million global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business. The Board also noted that during the past year Franklin Templeton Investments, like many other fund managers, had announced a hiring freeze and implemented employee reductions, and the Board discussed with management the nature of such reductions and steps being taken to minimize any negative impact on the nature and quality of services being provided the Funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during


                             60 | Semiannual Report

Franklin New York Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed its investment performance in comparison with a performance universe selected by Lipper. The following summarizes the performance results for each of the Funds.

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND - The Lipper report for this Fund showed the investment performance of its Class A shares during 2008 and the previous 10-year period ended December 31, 2008, in comparison with a performance universe consisting of all retail and institutional single-state insured municipal debt funds as selected by Lipper. The Lipper report showed that the Fund's income return during 2008 was in the highest quintile of its performance universe, and for the previous three-, five- and 10-year periods on an annualized basis was also in the highest quintile of its performance universe. The Lipper report also showed that the Fund's total return during 2008 was in the lowest quintile of its performance universe and on an annualized basis was in the lowest quintile for the previous three-year period, the second-lowest quintile of such universe for the previous five-year period, and the middle quintile for the previous 10-year period. The Board believed such performance to be acceptable, noting the Fund's investment objective is to obtain a high level of tax-exempt income.

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND - The Lipper report for this Fund showed the investment performance of its Class A shares during 2008 and the previous 10-year period ended December 31, 2008, in comparison with a performance universe consisting of all retail and institutional New York intermediate municipal debt funds as selected by Lipper. The Lipper report showed that the Fund's income return in 2008, as shown in the Lipper report was in the second-highest quintile of its performance universe, and during each of the previous three-, five- and 10-year periods on an annualized basis was in either the highest or second-highest quin-tile of its performance universe. The Lipper report also showed that the Fund's total return during 2008 was in the middle quintile of its performance universe and on an annualized basis was in the middle quintile for the previous three-year period, the second-highest quintile for the previous five-year period and the highest quintile for the previous 10-year period. The Board expressed its satisfaction with such performance.

FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND - Lipper compared this Fund's performance to a performance universe consisting of all retail and institutional New York tax-exempt money market funds as selected by Lipper. This Fund's 1.44% return in 2008 was three-tenths of a percent below the median of its performance universe and on an annualized basis, its return was two-tenths of a percent below such universe median for the previous three-year period and approximately one-tenth of a percent below such median for each of the previous five- and 10-year periods. The Board found such performance acceptable, nothing that this Fund was conservatively run to ensure safety and stability of assets focusing on securities with very short maturities and with no holdings in non-rated or tier 2 securities.


                             Semiannual Report | 61

Franklin New York Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

COMPARATIVE EXPENSES. Consideration was given to the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from each fund's most recent annual report and, as a result of the severe decline in mutual fund industry assets during the last quarter of 2008, may be based on asset levels that are higher than the level currently existing for most funds. While recognizing the limitations inherent in Lipper's methodology and recognizing that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of each Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the contractual investment management fee, and total expenses for comparative consistency are shown by Lipper for Fund Class A shares for funds having multiple share classes. The results of such Lipper expense comparisons showed that the contractual investment management fee rate of Franklin New York Insured Tax-Free Income Fund was one basis point above the median of its Lipper expense group, while its actual total expense rate was the least expensive of such group. The contractual investment management fee rate of Franklin New York Intermediate-Term Tax-Free Income Fund was below the median of its Lipper expense group, while its actual total expense rate was in the least expensive quintile of its Lipper expense group. The Board was satisfied with the expenses of these Funds in comparison to their Lipper expense groups. The Lipper expense comparison for Franklin New York Tax-Exempt Money Fund showed its contractual investment management fee rate to be the most expensive in its Lipper expense group, but that its actual total expense rate was below the median of such expense group. In discussing these expense comparisons, management pointed out that this Fund is not actively marketed and largely serves as an alternative and frequently temporary investment vehicle for shareholders of other funds within the Franklin Templeton family of funds and provides a number of services to shareholders, including check writing and interfund exchange rights. The Board found such expenses to be acceptable, noting the points raised by management, as well as management's partial absorption of expenses for this Fund.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2008, being the most recent fiscal year end for Franklin Resources, Inc., the Manager's parent. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking


                             62 | Semiannual Report

Franklin New York Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

this into account in assessing the significance of the Fund profitability analysis, the Board recognized such analysis was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability analysis covering Franklin Resources' 2009 fiscal year period. In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds' Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appeared as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such fund. The Board noted that the investment management agreements for each of the Funds provide for fee breakpoints continuing beyond their existing asset size so that as each Fund grows in size, its effective management fee rate declines. The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for each Fund provided a sharing of benefits with the Fund and its shareholders.


                             Semiannual Report | 63

Franklin New York Tax-Free Trust

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                             64 | Semiannual Report

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)
NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance
Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                          Not part of the semiannual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

One Franklin Parkway
San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY
Log onto FRANKLINTEMPLETON.COM and click "My Profile"

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN NEW YORK TAX-FREE TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

NYT S2009 05/09

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A


ITEM 6. SCHEDULE OF INVESTMENTS. N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS
AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.


ITEM 12. EXHIBITS.

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


FRANKLIN NEW YORK TAX-FREE TRUST

By /S/LAURA F. FERGERSON
   --------------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance and Administration
Date  May 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/LAURA F. FERGERSON
   -------------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance and Administration
Date  May 27, 2009


By /S/GASTON GARDEY
   -------------------------
      Gaston Gardey
      Chief Financial Officer and Chief Accounting Officer
Date  May 27, 2009